                                                                    EXHIBIT 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

IN RE:                              )        Chapter 11
                                    )
OAKWOOD HOMES CORPORATION,          )        Case No. 02-13396 (PJW)
et al.,(1)                          )
         Debtors.                   )        Jointly Administered
                                    )

                REVISED FIRST AMENDED JOINT CONSOLIDATED PLAN OF
               REORGANIZATION OF OAKWOOD HOMES CORPORATION AND ITS
                  AFFILIATED DEBTORS AND DEBTORS-IN-POSSESSION

                            Dated: September 9, 2003

                        MORRIS, NICHOLS, ARSHT & TUNNELL
                          Robert J. Dehney (No. 3578)
                          Derek C. Abbott (No. 3376)
                          Daniel B. Butz (No. 4227)
                          1201 North Market Street
                          P.O. Box 1347
                          Wilmington, Delaware 19899-1347
                          (302) 658-9200

                                     - and -

                          RAYBURN COOPER & DURHAM, P.A.
                          C. Richard Rayburn, Jr.
                          Albert F. Durham
                          Patricia B. Edmondson
                          1200 Carillon, 227 West Trade Street
                          Charlotte, North Carolina 28202-1675
                          (704) 334-0891

                          Co-Counsel for Oakwood Homes Corporation, et al., Debtors and Debtors In Possession


------------
(1) The Debtors are the following entities: Oakwood Homes Corporation, New Dimension Homes, Inc., Dream Street Company, LLC, Oakwood Shared Services, LLC, HBOS Manufacturing, LP, Oakwood MHD4, LLC, Oakwood Acceptance Corporation, LLC, Oakwood Mobile Homes, Inc., Suburban Home Sales, Inc., FSI Financial Services, Inc., Home Service Contract, Inc., Tri-State Insurance Agency, Inc., Golden West Leasing, LLC, Crest Capital, LLC and Preferred Housing Services, LP.

--------------------------------------------------------------------------------

         PURSUANT TO SECTION 1125 OF THE BANKRUPTCY CODE, NOTHING CONTAINED IN THIS PLAN SHOULD BE CONSTRUED AS CONSTITUTING A SOLICITATION OF ACCEPTANCES OF THIS PLAN UNTIL SUCH TIME AS THE DEBTORS' DISCLOSURE STATEMENT HAS BEEN APPROVED BY THE BANKRUPTCY COURT AND DISTRIBUTED, WITH APPROPRIATE BALLOTS, TO ALL HOLDERS OF IMPAIRED CLAIMS AGAINST AND INTERESTS IN THE DEBTORS ENTITLED TO VOTE ON THE PLAN. THE DEBTORS RESERVE THE RIGHT TO FILE AMENDMENTS AND/OR MODIFICATIONS TO THE PLAN AND DISCLOSURE STATEMENT FROM TIME TO TIME UNTIL A DISCLOSURE STATEMENT AND PLAN PROPOSED BY THE DEBTORS IS APPROVED BY THE BANKRUPTCY COURT. REFERENCE IS MADE TO SUCH DISCLOSURE STATEMENT FOR A DISCUSSION OF VOTING INSTRUCTIONS, RECOVERY INFORMATION, CLASSIFICATION, THE DEBTORS' HISTORY, BUSINESSES, PROPERTIES, RESULTS OF OPERATIONS AND A SUMMARY AND ANALYSIS OF THIS PLAN. ALL HOLDERS OF CLAIMS AND INTEREST HOLDERS ARE HEREBY ADVISED AND ENCOURAGED TO READ THE DISCLOSURE STATEMENT AND THIS PLAN IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THIS PLAN.

         THIS PLAN AND THE DISCLOSURE STATEMENT HAVE NOT BEEN REQUIRED TO BE PREPARED IN ACCORDANCE WITH FEDERAL OR STATE SECURITIES LAWS OR OTHER APPLICABLE NONBANKRUPTCY LAW. PERSONS OR ENTITIES TRADING IN OR OTHERWISE PURCHASING, SELLING OR TRANSFERRING SECURITIES WHETHER DEBT OR EQUITY OF THE DEBTORS SHOULD EVALUATE THIS PLAN IN LIGHT OF THE PURPOSES FOR WHICH IT WAS PREPARED.

         AS TO CONTESTED MATTERS, ADVERSARY PROCEEDINGS AND OTHER ACTUAL, THREATENED OR POTENTIAL ACTIONS, THIS PLAN AND THE DISCLOSURE STATEMENT SHALL NOT BE DEEMED OR CONSTRUED AS AN ADMISSION, STIPULATION OR WAIVER, BUT RATHER AS A STATEMENT MADE IN SETTLEMENT NEGOTIATIONS.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


ARTICLE I. DEFINITIONS, RULES OF INTERPRETATION, COMPUTATION OF TIME AND GOVERNING LAW

                  1.1   DEFINITIONS.                                           1
                  (1)   1997 BONDS SECURED CLAIM                               1
                  (2)   1997-A GUARANTEE                                       1
                  (3)   1997-B GUARANTEE                                       1
                  (4)   1997-C GUARANTEE                                       1
                  (5)   1997-D GUARANTEE                                       2
                  (6)   1998 BONDS SECURED CLAIM                               2
                  (7)   1998-B GUARANTEE                                       2
                  (8)   1998-C GUARANTEE                                       2
                  (9)   1998-D GUARANTEE                                       2
                  (10)  1999-A GUARANTEE                                       2
                  (11)  1999-B GUARANTEE                                       2
                  (12)  1999-C LIMITED GUARANTEE                               2
                  (13)  1999-C GUARANTEE                                       2
                  (14)  1999-D GUARANTEE                                       2
                  (15)  1999-E GUARANTEE                                       2
                  (16)  2000-A GUARANTEE                                       2
                  (17)  2000-B GUARANTEE                                       2
                  (18)  2001-B GUARANTEE                                       2
                  (19)  2001-C GUARANTEE                                       3
                  (20)  2001-D GUARANTEE.                                      3
                  (21)  2001-E GUARANTEE                                       3
                  (22)  2002-A GUARANTEE.                                      3
                  (23)  2002-B GUARANTEE                                       3
                  (24)  ADMINISTRATIVE CLAIM BAR DATE ORDER                    3
                  (25)  ADMINISTRATIVE CLAIM                                   3
                  (26)  ADMINISTRATIVE/PRIORITY CLAIMS RESERVE                 3
                  (27)  AFFILIATE DEBTOR                                       3
                  (28)  ALLOWED CLAIM                                          4
                  (29)  ALLOWED [CLASS DESIGNATION] CLAIM                      4
                  (30)  ALLOWED INTEREST                                       4
                  (31)  AMENDED AND RESTATED BYLAWS                            4
                  (32)  AMENDED AND RESTATED CERTIFICATES OF INCORPORATION     4
                  (33)  AUTO SECURED CLAIM                                     4
                  (34)  AVOIDANCE ACTIONS                                      4
                  (35)  B-2 REMIC GUARANTEES                                   5
                  (36)  B-PIECE REMIC CERTIFICATES                             5
                  (37)  BALLOT                                                 5
                  (38)  BALLOT DEADLINE                                        5
                  (39)  BALLOTING AGENT.                                       5
                  (40)  BANKRUPTCY CODE                                        5
                  (41)  BANKRUPTCY COURT                                       5
                  (42)  BANKRUPTCY RULES                                       5
                  (43)  BAR DATE ORDER                                         5
                  (44)  BSI                                                    5
                  (45)  BUSINESS DAY                                           5
                  (46)  CAROLINA SECURED CLAIM                                 5
                  (47)  CASH                                                   6
                  (48)  CASH EQUIVALENTS                                       6
                  (49)  CAUSES OF ACTION                                       6
                  (50)  CHAPTER 11 CASE                                        6

                                    (i)

                  (51)  CLAIM                                                  6
                  (52)  CLAIMS AGENT                                           6
                  (53)  CLAIMS OBJECTION DEADLINE                              6
                  (54)  CLASS                                                  6
                  (55)  CONFIRMATION DATE                                      6
                  (56)  CONFIRMATION HEARING                                   7
                  (57)  CONFIRMATION ORDER                                     7
                  (58)  CONVENIENCE CLAIM                                      7
                  (59)  CONVENIENCE CLASS ELECTION                             7
                  (60)  CONVENIENCE CLASS RESERVE                              7
                  (61)  CREDITORS' COMMITTEE                                   7
                  (62)  DEBTOR-HELD INTEREST                                   7
                  (63)  DEBTORS                                                7
                  (64)  DISBURSING AGENT                                       7
                  (65)  DISCLOSURE STATEMENT                                   8
                  (66)  DISCLOSURE STATEMENT ORDER                             8
                  (67)  DISPUTED AMOUNT                                        8
                  (68)  DISPUTED CLAIM                                         8
                  (69)  DISTRIBUTION                                           8
                  (70)  DISTRIBUTION ADDRESS                                   8
                  (71)  DISTRIBUTION DATE                                      8
                  (72)  DISTRIBUTION TRUST AGREEMENT                           8
                  (73)  EFFECTIVE DATE                                         8
                  (74)  EQUITY COMPENSATION                                    9
                  (75)  ESTATE                                                 9
                  (76)  ESTIMATION ORDER                                       9
                  (77)  EXECUTORY CONTRACT SCHEDULE                            9
                  (78)  EXIT FACILITY                                          9
                  (79)  EXIT FACILITY LENDER                                   9
                  (80)  FACE AMOUNT                                            9
                  (81)  FEE CLAIM                                              9
                  (82)  FEE CLAIMS RESERVE                                    10
                  (83)  FEE ORDER                                             10
                  (84)  FINAL DIP AGREEMENT                                   10
                  (85)  FINAL DIP ORDER                                       10
                  (86)  FINAL ORDER                                           10
                  (87)  FIRST AMERICAN SECURED CLAIM                          10
                  (88)  FOOTHILL COLLECTIVELY                                 10
                  (89)  FOOTHILL SECURED CLAIM                                10
                  (90)  GENERAL DISTRIBUTION TRUST                            10
                  (91)  GREENWICH COLLECTIVELY                                11
                  (92)  HOLDER MEANS A PERSON HOLDING AN INTEREST OR A CLAIM  11
                  (93)  IMPAIRED                                              11
                  (94)  INITIAL DISTRIBUTION DATE.                            11
                  (95)  INSIDER                                               11
                  (96)  INTERCOMPANY CLAIM                                    11
                  (97)  INTEREST                                              11
                  (98)  JPMORGAN                                              11
                  (99)  JUNIOR INDENTURE                                      12
                  (100) JUNIOR INDENTURE TRUSTEE                              12
                  (101) JUNIOR INDENTURE TRUSTEE CHARGING LIEN                12
                  (102) JUNIOR INDENTURE TRUSTEE PREPETITION FEES AND
                        EXPENSES                                              12
                  (103) JUNIOR NOTE CLAIM                                     12
                  (104) JUNIOR NOTES                                          12
                  (105) LIEN                                                  12
                  (106) LITIGATION CLAIMS                                     12


                                      (ii)

                  (107) NET PROCEEDS                                          12
                  (108) NEW COMMON STOCK                                      13
                  (109) NEW HOLDCO                                            13
                  (110) NEW WARRANTS                                          13
                  (111) NON-DEBTOR-HELD INTEREST                              13
                  (112) OAC                                                   13
                  (113) OAKWOOD                                               13
                  (114) OLD COMMON STOCK                                      13
                  (115) OMI                                                   13
                  (116) OMI TRUST 1997-A                                      13
                  (117) OMI TRUST 1997-B                                      14
                  (118) OMI TRUST 1997-C                                      14
                  (119) OMI TRUST 1997-D                                      14
                  (120) OMI TRUST 1998-B                                      14
                  (121) OMI TRUST 1998-C                                      14
                  (122) OMI TRUST 1998-D                                      14
                  (123) OMI TRUST 1999-A                                      14
                  (124) OMI TRUST 1999-B                                      14
                  (125) OMI TRUST 1999-C                                      15
                  (126) OMI TRUST 1999-D                                      15
                  (127) OMI TRUST 1999-E                                      15
                  (128) OMI TRUST 2000-A                                      15
                  (129) OMI TRUST 2000-B                                      15
                  (130) OMI TRUST 2001-B                                      15
                  (131) OMI TRUST 2001-C                                      15
                  (132) OMI TRUST 2001-D                                      15
                  (133) OMI TRUST 2001-E                                      16
                  (134) OMI TRUST 2002-A                                      16
                  (135) OMI TRUST 2002-B                                      16
                  (136) OTHER SECURED AND SETOFF CLAIMS                       16
                  (137) OTHER UNSECURED CLAIMS                                16
                  (138) PERSON                                                16
                  (139) PETITION DATE                                         16
                  (140) PLAN                                                  16
                  (141) PLAN SUPPLEMENT                                       16
                  (142) PNC                                                   16
                  (143) PREPETITION LOAN AGREEMENT                            17
                  (144) PRIORITY NON-TAX CLAIM                                17
                  (145) PRIORITY TAX CLAIM                                    17
                  (146) PULASKI BONDS SECURED CLAIM                           17
                  (147) QUARTERLY DISTRIBUTION DATE                           17
                  (148) RATABLE, RATABLY OR RATABLE SHARE                     18
                  (149) RECLAMATION CLAIMS                                    18
                  (150) RECORD DATE                                           18
                  (151) RELEASED PARTIES                                      18
                  (152) REMIC GUARANTEE CLAIMS                                18
                  (153) RESECURITIZATION NOTE                                 18
                  (154) RESECURITIZATION NOTE PUT OPTION                      18
                  (155) REMIC TRUSTEES                                        19
                  (156) REMIC TRUSTS                                          19
                  (157) REORGANIZED DEBTORS                                   19
                  (158) REORGANIZED OAKWOOD                                   19
                  (159) REORGANIZED OAKWOOD FINANCE                           19
                  (160) REORGANIZED OAKWOOD MANUFACTURING                     19
                  (161) REORGANIZED OAKWOOD RETAIL                            19
                  (162) REORGANIZED OAKWOOD SERVICING                         19

                                     (iii)

                  (163) RESECURITIZATION TRUST                                19
                  (164) RESECURITIZATION TRUSTEE                              19
                  (165) SCHEDULE OF ASSETS AND LIABILITIES                    19
                  (166) SCHMITTAUER SECURED CLAIM                             20
                  (167) SECURED CLAIM                                         20
                  (168) SECURED TAX CLAIMS                                    20
                  (169) SELF-INSURANCE CLAIM                                  20
                  (170) SELF-INSURANCE POLICY                                 20
                  (171) SENIOR INDENTURE                                      20
                  (172) SENIOR INDENTURE TRUSTEE                              20
                  (173) SENIOR INDENTURE TRUSTEE CHARGING LIEN                20
                  (174) SENIOR INDENTURE TRUSTEE PREPETITION FEES AND
                        EXPENSES                                              20
                  (175) SENIOR NOTE CLAIM                                     21
                  (176) SENIOR NOTES                                          21
                  (177) SOLICITATION PROCEDURES ORDER                         21
                  (178) STATEMENT OF FINANCIAL AFFAIRS                        21
                  (179) SUBSTANTIVE CONSOLIDATION ORDER                       21
                  (180) TARHEEL                                               21
                  (181) THOMAS SECURED CLAIM                                  21
                  (182) TRANSFER                                              21
                  (183) U.S. BANK SECURED CLAIM                               21
                  (184) U.S. GOVERNMENT OBLIGATIONS                           21
                  (185) UNCLAIMED PROPERTY.                                   22
                  (186) UNIMPAIRED                                            22
                  (187) UNITED STATES TRUSTEE                                 22
                  (188) UNSECURED CLAIM                                       22
                  (189) X REMIC CERTIFICATES                                  22
                  1.2   RULES OF INTERPRETATION, COMPUTATION OF TIME AND
                        GOVERNING LAW.                                        22
                        (A) RULES OF INTERPRETATION.                          22
                        (B) COMPUTATION OF TIME.                              23
                        (C) GOVERNING LAW.                                    23

ARTICLE II. METHOD OF CLASSIFICATION OF CLAIMS AND INTERESTS AND GENERAL PROVISIONS

                  2.1   GENERAL RULES OF CLASSIFICATION.                      23
                  2.2   HOLDERS OF CLAIMS ENTITLED TO VOTE.                   23
                  2.3   ACCEPTANCE BY IMPAIRED CLASSES.                       23
                  2.4   NON-CONSENSUAL CONFIRMATION.                          24
                  2.5   ADMINISTRATIVE CLAIMS, PRIORITY TAX CLAIMS AND FEE
                        CLAIMS.                                               24
                  2.6   SPECIAL PROVISION REGARDING UNIMPAIRED CLAIMS.        24
                  2.7   SPECIAL PROVISION REGARDING TREATMENT OF
                        NON-DEBTOR-HELD INTERESTS.                            24
                  2.8   ELIMINATION OF VACANT CLASSES.                        24
                  2.9   BAR DATES FOR ADMINISTRATIVE CLAIMS.                  24
                  2.10  BAR DATE FOR FEE CLAIMS.                              25

ARTICLE III.  UNCLASSIFIED CLAIMS

                  3.1   ADMINISTRATIVE CLAIMS.                                25
                  3.2   PRIORITY TAX CLAIMS.                                  26
                  3.3   FEE CLAIMS.                                           26

ARTICLE IV.  CLASSIFICATION, TREATMENT AND VOTING OF CLAIMS AND INTERESTS

                  4.1   SUMMARY.                                              26
                  4.2   CLASS 1 (PRIORITY NON-TAX CLAIMS).                    28
                  4.3   CLASS 2A (SECURED TAX CLAIMS).                        28
                  4.4   CLASS 2B (1997 BONDS SECURED CLAIM).                  29
                  4.5   CLASS 2C (1998 BONDS SECURED CLAIM).                  29


                                      (iv)

                  4.6   CLASS 2D (AUTO SECURED CLAIM).                        30
                  4.7   CLASS 2E (CAROLINA SECURED CLAIM).                    30
                  4.8   CLASS 2F (FIRST AMERICAN SECURED CLAIM).              31
                  4.9   CLASS 2G (FOOTHILL SECURED CLAIM).                    31
                  4.10  CLASS 2H (PULASKI BONDS SECURED CLAIM).               32
                  4.11  CLASS 2I (SCHMITTAUER SECURED CLAIM).                 32
                  4.12  CLASS 2J (THOMAS SECURED CLAIM).                      33
                  4.13  CLASS 2K (U.S. BANK SECURED CLAIM).                   34
                  4.14  CLASS 2L (OTHER SECURED AND SETOFF CLAIMS).           34
                  4.15  CLASS 3 (CONVENIENCE CLAIMS).                         35
                  4.16  CLASS 4A (SENIOR NOTE CLAIMS).                        35
                  4.17  CLASS 4B (JUNIOR NOTE CLAIMS).                        36
                  4.18  CLASS 4C (REMIC GUARANTEE CLAIMS).                    36
                  4.19  CLASS 4D (LITIGATION CLAIMS).                         37
                  4.20  CLASS 4E (OTHER UNSECURED CLAIMS).                    37
                  4.21  CLASS 5 (INTERCOMPANY CLAIMS).                        38
                  4.22  CLASS 6A (NON-DEBTOR-HELD INTERESTS).                 38
                  4.23  CLASS 6B (DEBTOR-HELD INTERESTS).                     39

ARTICLE V.  CONDITIONS PRECEDENT
                  5.1   CONDITIONS TO CONFIRMATION.                           39
                  5.2   CONDITIONS TO CONSUMMATION.                           40
                  5.3   WAIVER OF CONDITIONS.                                 40
                  5.4   EFFECT OF NONOCCURRENCE OF THE CONDITIONS TO
                        CONSUMMATION.                                         40

ARTICLE VI.  IMPLEMENTATION

                  6.1   VESTING OF ASSETS IN THE REORGANIZED DEBTORS.         41
                  6.2   RETENTION OF ACTIONS AND DEFENSES BY THE
                        REORGANIZED DEBTORS.                                  41
                  6.3   FUNDING OF THE EXIT FACILITY.                         41
                  6.4   CANCELLATION OF SECURITIES AND AGREEMENTS.            41
                  6.5   AMENDED AND RESTATED CERTIFICATES OF INCORPORATION.   42
                  6.6   AMENDED AND RESTATED BYLAWS.                          42
                  6.7   NEW SECURITIES.                                       42
                  6.8   DIRECTORS.                                            42
                  6.9   OFFICERS.                                             43
                  6.10  EMPLOYMENT CONTRACTS.                                 43
                  6.11  CORPORATE ACTION.                                     43
                  6.12  OTHER DOCUMENTS AND ACTIONS.                          43
                  6.13  TREATMENT OF NEW COMMON STOCK AND NEW WARRANTS.       43
                  6.14  TERMINATION OF THE FINAL DIP AGREEMENT.               43
                  6.15  FUNDING OF THE PLAN.                                  44
                  6.16  SUBSTANTIVE CONSOLIDATION.                            44
                        (A) EFFECT OF SUBSTANTIVE CONSOLIDATION.              44
                        (B) ORDER GRANTING SUBSTANTIVE CONSOLIDATION.         44
                  6.17  CREDITORS' COMMITTEE CONTROL OVER PLAN
                        PROVISIONS.                                           45
                  6.18  DISSOLUTION OF THE CREDITORS' COMMITTEE.              45

ARTICLE VII.  EFFECTS OF PLAN CONFIRMATION

                  7.1   DISCHARGE.                                            46
                  7.2   RETENTION OF CAUSES OF ACTION/RESERVATION OF
                        RIGHTS.                                               46
                  7.3   POST-CONSUMMATION EFFECT OF EVIDENCE OF CLAIMS
                        OR INTERESTS.                                         47
                  7.4   LIMITED RELEASES BY HOLDERS.                          47
                  7.5   LIMITED RELEASES BY DEBTORS.                          47
                  7.6   TERM OF INJUNCTIONS OR STAYS.                         47
                  7.7   EXCULPATION.                                          47
                  7.8   INJUNCTION.                                           48

                                      (v)

                  7.9   WAIVER OF CERTAIN CLAIMS.                             48
                  7.10  RELEASE OF LIENS AND PERFECTION OF LIENS.             49
                  7.11  INSURANCE PRESERVATION.                               49

ARTICLE VIII. GENERAL PROVISIONS REGARDING TREATMENT OF CLAIMS AND INTERESTS AND DISTRIBUTIONS UNDER THE PLAN

                  8.1   DISTRIBUTIONS.                                        50
                  8.2   DISTRIBUTIONS TO CLASSES 4A, 4B AND 4C.               50
                  8.3   TRANSMITTAL OF DISTRIBUTIONS AND NOTICES.             51
                  8.4   UNCLAIMED DISTRIBUTIONS.                              51
                  8.5   SETOFFS.                                              51
                  8.6   WITHHOLDING TAXES AND EXPENSES OF DISTRIBUTION.       51
                  8.7   ALLOCATION OF PLAN DISTRIBUTIONS BETWEEN
                        PRINCIPAL AND INTEREST.                               52
                  8.8   DISPUTED IDENTITY OF HOLDER.                          52
                  8.9   TRANSFERS OF CLAIMS.                                  52
                  8.10  METHOD OF CASH DISTRIBUTIONS.                         52
                  8.11  DE MINIMIS DISTRIBUTIONS AND FRACTIONAL
                        SHARES.                                               53
                  8.12  NO DISTRIBUTION IN EXCESS OF ALLOWED AMOUNT
                        OF CLAIM.                                             53
                  8.13  EXEMPTION FROM CERTAIN TRANSFER TAXES.                53

ARTICLE IX.  EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                  9.1   ASSUMPTION OR REJECTION OF EXECUTORY CONTRACTS
                        AND UNEXPIRED LEASES.                                 53
                  9.2   BAR DATE FOR REJECTION DAMAGES.                       54

ARTICLE X.  DISPUTED, CONTINGENT AND UNLIQUIDATED CLAIMS AND INTERESTS

                  10.1  OBJECTIONS TO CLAIMS.                                 54
                  10.2  ESTIMATION OF CLAIMS.                                 54
                  10.3  AMENDMENTS TO CLAIMS.                                 55
                  10.4  AUTHORITY TO SETTLE DISPUTED CLAIMS.                  55
                  10.5  NO RECOURSE.                                          55

ARTICLE XI.  ADMINISTRATIVE PROVISIONS

                  11.1  RETENTION OF JURISDICTION.                            56
                  11.2  AMENDMENTS.                                           58
                        (A) PRECONFIRMATION AMENDMENT.                        58
                        (B) POSTCONFIRMATION/PRECONSUMMATION AMENDMENT
                            NOT REQUIRING RESOLICITATION.                     58
                        (C) POSTCONFIRMATION/PRECONSUMMATION AMENDMENT
                            REQUIRING RESOLICITATION.                         59
                  11.3  SEVERABILITY OF PLAN PROVISIONS.                      59
                  11.4  SUCCESSORS AND ASSIGNS.                               59
                  11.5  EFFECTUATING DOCUMENTS AND FURTHER TRANSACTIONS.      59
                  11.6  PLAN SUPPLEMENT.                                      59
                  11.7  CONFIRMATION ORDER AND PLAN CONTROL.                  60
                  11.8  PAYMENT OF STATUTORY FEES.                            60
                  11.9  WITHDRAWAL OF PLAN.                                   60
                  11.10 PAYMENT DATES.                                        60
                  11.11 NOTICES.                                              61
                  11.12 NO ADMISSIONS.                                        61

ARTICLE XII.  CONFIRMATION REQUEST                                            62


                                      (vi)

                                  INTRODUCTION

         The Chapter 11 Cases of Oakwood Homes Corporation, Oakwood Mobile Homes, Inc., Oakwood Acceptance Corporation, LLC, HBOS Manufacturing, LP, Suburban Home Sales, Inc., FSI Financial Services, Inc., Home Service Contract, Inc., Tri-State Insurance Agency, Inc., New Dimension Homes, Inc., Dreamstreet Company, LLC, Golden West Leasing, LLC, Crest Capital, LLC, Oakwood Shared Services, LLC, Preferred Housing Services, LP, and Oakwood MHD4, LLC have been consolidated for procedural purposes only and are being jointly administered pursuant to an order of the Bankruptcy Court. The Plan contemplates the substantive consolidation of the Debtors' Estates and the revesting of the assets of the consolidated Estate. The Plan is proposed by the Debtors. Reference is made to the Disclosure Statement for a discussion of, among other things, the Debtors' history, businesses, historical financial information and properties, and for a summary of the Plan. All creditors entitled to vote on the Plan should review the Disclosure Statement and the terms of the Plan before voting to accept or reject the Plan. In addition, there are other agreements and documents which have been or will be filed as the Plan Supplement which are referenced in the Plan and/or the Disclosure Statement and will be available for review. No solicitation materials, other than the Disclosure Statement and related materials transmitted therewith and approved by the Bankruptcy Court, have been authorized by the Bankruptcy Court for use in soliciting acceptances or rejections of the Plan.

                                   ARTICLE I.

                      DEFINITIONS, RULES OF INTERPRETATION,
                      COMPUTATION OF TIME AND GOVERNING LAW


    1.1  DEFINITIONS.

         The capitalized terms set forth below shall have the following meanings:

         (1) 1997 BONDS SECURED CLAIM means that portion of the Claim of Wells Fargo Bank, N.A. arising under loan agreements with Elkhart County, Indiana for payments equal to the principal and interest on the variable rate demand economic development bonds to the extent that it is a Secured Claim secured by a Letter of Credit in the amount of $896,282.19 issued by Wells Fargo Bank, N.A. for which a Letter of Credit Mortgage from Debtor HBOS Manufacturing, LP on its plant in Elkhart County, Indiana has been granted to secure the reimbursement to Wells Fargo Bank, N.A. under the Letter of Credit.

         (2) 1997-A GUARANTEE means the Limited Guarantee by Oakwood, dated February 1, 1997, of the B-Piece REMIC Certificates issued by OMI Trust 1997-A.

         (3) 1997-B GUARANTEE means the Limited Guarantee by Oakwood, dated May 1, 1997, of the B-Piece REMIC Certificates issued by OMI Trust 1997-B.

         (4) 1997-C GUARANTEE means the Limited Guarantee by Oakwood, dated August 1, 1997, of the B-Piece REMIC Certificates issued by OMI Trust 1997-C.

         (5) 1997-D GUARANTEE means the Limited Guarantee by Oakwood, dated November 1, 1997, of the B-Piece REMIC Certificates issued by OMI Trust 1997-D.

         (6) 1998 BONDS SECURED CLAIM means that portion of the Claim of Wells Fargo Bank, N.A. arising under loan agreements with Kosciusko County, Indiana for payments equal to the principal and interest on the variable rate demand economic development bonds to the extent that it is a Secured Claim secured by a Letter of Credit in the amount of $4,766,356.16 issued by Wells Fargo Bank, N.A. for which a Letter of Credit Mortgage from Debtor HBOS Manufacturing, LP on its plant in Kosciusko County, Indiana has been granted to secure the reimbursement to Wells Fargo Bank, N.A. under the Letter of Credit.

         (7) 1998-B GUARANTEE means the Limited Guarantee by Oakwood, dated May 1, 1998, of the B-Piece REMIC Certificates issued by OMI Trust 1998-B.

         (8) 1998-C GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 1998-C.

         (9) 1998-D GUARANTEE means the Limited Guarantee by Oakwood, dated October 1, 1998, of the B-Piece REMIC Certificates issued by OMI Trust 1998-D.

         (10) 1999-A GUARANTEE means the Limited Guarantee by Oakwood, dated January 1, 1999, of the B-Piece REMIC Certificates issued by OMI Trust 1999-A.

         (11) 1999-B GUARANTEE means the Limited Guarantee by Oakwood, dated April 1, 1999, of the B-Piece REMIC Certificates issued by OMI Trust 1999-B.

         (12) 1999-C LIMITED GUARANTEE means the Limited Guarantee by Oakwood, dated June 1, 1999, of the B-Piece REMIC Certificates issued by OMI Trust 1999-C.

         (13) 1999-C GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 1999-C.

         (14) 1999-D GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 1999-D.

         (15) 1999-E GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 1999-E.

         (16) 2000-A GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 2000-A.

         (17) 2000-B GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 2000-B.

         (18) 2001-B GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 2001-B.

         (19) 2001-C GUARANTEE means the Guarantee by Oakwood, dated August 10, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 2001-C.

         (20) 2001-D GUARANTEE means the Guarantee by Oakwood, dated January 10, 2002, of the B-Piece REMIC Certificates issued by OMI Trust 2001-D.

         (21) 2001-E GUARANTEE means the Guarantee by Oakwood, dated November 1, 2001, of the B-Piece REMIC Certificates issued by OMI Trust 2001-E.

         (22) 2002-A GUARANTEE means the Guarantee by Oakwood, dated February 1, 2002, of the B-Piece REMIC Certificates issued by OMI Trust 2002-A.

         (23) 2002-B GUARANTEE means the Guarantee by Oakwood, dated May 1, 2002, of the B-Piece REMIC Certificates issued by OMI Trust 2002-B.

         (24) ADMINISTRATIVE CLAIM BAR DATE ORDER means the Bankruptcy Court's order which will establish the bar date for the filing of Administrative Claims.

         (25) ADMINISTRATIVE CLAIM means (a) a Secured Claim entitled to superpriority pursuant to section 364(c) of the Bankruptcy Code and the Final DIP Agreement; (b) an Unsecured Claim, other than a Fee Claim or a Reclamation Claim, for payment of costs or expenses of administration specified in sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation: (i) the actual, necessary costs and expenses incurred after the Petition Date of preserving the Estates and operating the businesses of the Debtors (such as wages, salaries or commissions for services rendered); and (ii) all fees and charges assessed against the Estates pursuant to section 1930 of title 28 of the United States Code; or (c) any Allowed Claims based upon a seller's common law right to reclaim goods as used in section 546(c) of the Bankruptcy Code (y) that has been granted priority under section 546(c)(2)(A) of the Bankruptcy Code or
(z) which the Debtors elect to treat as though such priority has been granted. Notwithstanding the foregoing, Administrative Claims shall not include any Intercompany Claims.

         (26) ADMINISTRATIVE/PRIORITY CLAIMS RESERVE means the reserve to be established on the Effective Date by the Disbursing Agent to hold amounts deposited by the Debtors under this Plan to pay Administrative Claims, Priority Non-Tax Claims and Priority Tax Claims when such Claims are payable or when Allowed by the Bankruptcy Court. If the Debtors elect to pay Priority Tax Claims over time, as described in Section 3.2, then such amounts shall not be included in the Administrative/Priority Claims Reserve.

         (27) AFFILIATE DEBTOR means, individually or collectively, the following debtors and debtors-in-possession under the Bankruptcy Code in Chapter 11 Case Nos. 02-13390 through 02-13395 and 02-13397 through 02-13404, pending in the Bankruptcy Court: Oakwood Mobile Homes, Inc., Oakwood Acceptance Corporation, LLC, HBOS Manufacturing, LP, Suburban Home Sales, Inc., FSI Financial Services, Inc., Home Service Contract, Inc., Tri-State Insurance Agency, Inc., New Dimension Homes, Inc., Dreamstreet Company, LLC, Golden West Leasing, LLC, Crest Capital, LLC, Oakwood Shared Services, LLC, Preferred Housing Services, LP, and Oakwood MHD4, LLC.

         (28) ALLOWED CLAIM means a Claim to the extent (a) such Claim is scheduled by a Debtor pursuant to the Bankruptcy Code and Bankruptcy Rules in a liquidated amount and not listed as contingent, unliquidated, zero, undetermined or disputed; or (b) a proof of such Claim has been timely filed, or deemed timely filed with the Bankruptcy Court pursuant to the Bankruptcy Code, the Bankruptcy Rules and/or any applicable Final Orders of the Bankruptcy Court, or late filed with leave of the Bankruptcy Court, and either (i) is not objected to within the period fixed by the Bankruptcy Code, the Bankruptcy Rules and/or applicable orders of the Bankruptcy Court or (ii) has otherwise been allowed by a Final Order. An Allowed Claim: (y) includes a previously Disputed Claim to the extent such Disputed Claim becomes allowed when the context so requires; and (z) shall be net of any valid setoff or recoupment amount based on a valid offset or recoupment right. Unless otherwise expressly provided herein, in the Confirmation Order or in another Final Order of the Bankruptcy Court, the term "Allowed Claim" shall not, for the purposes of computation of Distributions under the Plan include (i) interest or fees accruing from and after the Petition Date, pursuant to section 1123(a)(4) of the Bankruptcy Code, (ii) any non-compensatory penalties, fines, punitive damages, exemplary damages, multiple damages, treble damages or any other claims or obligations that do not compensate for actual losses incurred or (iii) any other amounts not allowable under the Bankruptcy Code or applicable law.

         (29) ALLOWED [CLASS DESIGNATION] CLAIM means an Allowed Claim in the specified Class. For example, an Allowed Convenience Claim is an Allowed Claim in the Class designated herein as Class 3.

         (30) ALLOWED INTEREST means the Claim for interest accruing from and after the Petition Date for a particular Allowed Claim.

         (31) AMENDED AND RESTATED BYLAWS mean the Reorganized Debtors' bylaws which shall be substantially in the forms set forth in the Plan Supplement.

         (32) AMENDED AND RESTATED CERTIFICATES OF INCORPORATION means the Reorganized Debtors' certificates of incorporation, articles of organization, certificates of formation or similar organizational documents in effect under the laws of the appropriate states, as amended by the Plan, which shall be substantially in the forms set forth in the Plan Supplement.

         (33) AUTO SECURED CLAIM means that portion of the Claim of Citizens Federal S&L and other lenders arising under eight (8) auto liens to the extent that it is a Secured Claim secured by eight (8) automobiles owned by Debtor Suburban Home Sales, Inc.

         (34) AVOIDANCE ACTIONS mean any claims, rights, defenses or other causes of action arising under any section of chapter 5 of the Bankruptcy Code, including, without limitation, sections 502, 510, 541, 542, 543, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code or under similar or related state or federal statues and common law, including state fraudulent transfer laws, whether or not litigation has been commenced as of the Confirmation Date to prosecute such actions.

         (35) B-2 REMIC GUARANTEES means collectively, the 1997-A Guarantee, the 1997-B Guarantee, the 1997-C Guarantee, the 1997-D Guarantee, the 1998-B Guarantee, the 1998-C Guarantee, the 1998-D Guarantee, the 1999-A Guarantee, the 1999-B Guarantee, the 1999-C Limited Guarantee, the 1999-C Guarantee, the 1999-D Guarantee, the 1999-E Guarantee, the 2000-A Guarantee, the 2000-B Guarantee, the 2001-B Guarantee, the 2001-C Guarantee, the 2001-D Guarantee, the 2001-E Guarantee, the 2002-A Guarantee and the 2002-B Guarantee.

         (36) B-PIECE REMIC CERTIFICATES means the B-2 certificates issued by the REMIC Trusts.

         (37) BALLOT means the ballot distributed to each eligible Holder of a Claim or Interest by the Balloting Agent, on which ballot such Holder may, inter alia, vote for or against the Plan.

         (38) BALLOT DEADLINE means the date and time set by the Bankruptcy Court by which the Balloting Agent must receive all Ballots.

         (39) BALLOTING AGENT means the entity designated by the Bankruptcy Court to distribute, collect and tabulate Ballots from Holders, or any successor claims agent. Initially, the Balloting Agent is BSI.

         (40) BANKRUPTCY CODE means title 11 of the United States Code, as now in effect or hereafter amended.

         (41) BANKRUPTCY COURT means the United States Bankruptcy Court for the District of Delaware, having jurisdiction over the Chapter 11 Cases and, to the extent of any withdrawal of the reference made pursuant to section 157 of title 28 of the United States Code, the United States District Court for the District of Delaware.

         (42) BANKRUPTCY RULES means the Federal Rules of Bankruptcy Procedure and the local rules and general orders of the Bankruptcy Court, as now in effect or hereafter amended.

         (43) BAR DATE ORDER means the Bankruptcy Court's Order Establishing Bar Dates For Filing Proofs Of Claim And Approving Form And Manner Of Notice Thereof (D.I. 370), dated January 7, 2003 which established the bar date for the filing of proofs of claims of Unsecured Claims as March 27, 2003.

         (44) BSI means Bankruptcy Services LLC.

         (45) BUSINESS DAY means any day except a Saturday, Sunday, or "legal holiday" as such term is defined in Bankruptcy Rule 9006(a).

         (46) CAROLINA SECURED CLAIM means that portion of the Claim of Carolina First Bank arising under a note dated December 27, 2001 to the extent that it is a Secured Claim secured by land owed by Debtor Oakwood Mobile Homes, Inc. and located at 3200 Earle E. Morris, Jr. Hwy, Piedmont, South Carolina.

         (47) CASH means cash and Cash Equivalents, including but not limited to bank deposits, checks, treasury notes and other marketable securities.

         (48) CASH EQUIVALENTS means equivalents of cash in the form of readily marketable securities or instruments issued by a person other than the Debtors or Reorganized Debtors, including, without limitation, U.S. Government Obligations, commercial paper of domestic corporations carrying a Moody's Rating of "A" or better, or equivalent rating of any other nationally recognized rating service, or interest-bearing certificates of deposit or similar obligations of domestic banks or other financial institutions having a shareholders' equity or equivalent capital of not less than Two Hundred Million U.S. Dollars ($200,000,000), having maturities of no more than one (1) year, at the then best generally available rates of interest for like amounts and like periods.

         (49) CAUSES OF ACTION mean all claims, rights, defenses, offsets, recoupments, actions in equity or other causes of action, whether arising under the Bankruptcy Code or federal, state, or common law, which constitute property of the Estates within the meaning of section 541 of the Bankruptcy Code, including, without limitation, Avoidance Actions with respect to the Debtors or their Estates.

         (50) CHAPTER 11 CASE means the chapter 11 case of each Debtor pending before the Bankruptcy Court.

         (51) CLAIM means a claim against a Debtor, whether or not asserted, known or unknown, as such term is defined in section 101(5) of the Bankruptcy Code. Pursuant to Bankruptcy Rule 3003(c)(4), a proof of claim or interest filed in accordance with Bankruptcy Rule 3003 and any Final Order of the Bankruptcy Court supersedes any scheduling of that claim or interest on the Debtors' respective Schedules of Assets and Liabilities pursuant to section 521(1) of the Bankruptcy Code.

         (52) CLAIMS AGENT means the entity designated by the Bankruptcy Court to act as the claims agent in the Chapter 11 Cases, or any successor claims agent. The Claims Agent is currently BSI.

         (53) CLAIMS OBJECTION DEADLINE means the last day for filing objections to Claims and Interests, which day shall be the later of (a) one year after the Effective Date or (b) sixty (60) days after the filing of a proof of claim for, or request for payment of, such Claim or Interest, or such other date as the Bankruptcy Court may order. Notwithstanding any of the foregoing, the Debtors, the Reorganized Debtors or the Disbursing Agent may extend the Claims Objection Deadline as the Debtors or Reorganized Debtors deem necessary and the Bankruptcy Court may allow.

         (54) CLASS means a group of Claims or Interests described in Articles III and IV of the Plan.

         (55) CONFIRMATION DATE means the date the Bankruptcy Court enters the Confirmation Order on its docket.

         (56) CONFIRMATION HEARING means the hearing or hearings pursuant to which the Bankruptcy Court considers the confirmation of this Plan.

         (57) CONFIRMATION ORDER means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

         (58) CONVENIENCE CLAIM means an Allowed Unsecured Claim that, pursuant to section 1122(b) of the Bankruptcy Code, otherwise would be an Allowed Other Unsecured Claim that has a Face Value of: (a) [$5,000.00] or less; or (b) more than [$5,000.00] if the Holder has properly made the Convenience Class Election on a Ballot properly cast by the Ballot Deadline.

         (59) CONVENIENCE CLASS ELECTION means the election available to a Holder of one or more Allowed Other Unsecured Claims with aggregate Face Amounts in excess of [$5,000.00] to have such Claim treated as a Convenience Claim; provided, however, that the Holder of such Allowed Other Unsecured Claim(s) has agreed to reduce the Face Amount of such Claim(s) for purposes of voting and Distributions under the Plan to a single Claim in an amount equal to or less than [$5,000.00]. The Convenience Class Election must be made at the time of balloting for voting to accept or reject the Plan and clearly indicated on the Holder's Ballot and any such election for treatment as a Convenience Claim shall count as a vote for the Plan; provided, however, that, if any Claim that is otherwise eligible for the Convenience Class Election is a Disputed Claim at the time of balloting, the Convenience Class Election may be made in a Final Order allowing such Claim. Once a Convenience Class Election has been made with respect to a Claim, such election shall be irrevocable except with the written consent of the Debtors or the Reorganized Debtors, as applicable. Whether a Holder of a Claim has properly made a Convenience Class Election shall have no effect on whether such Claim is or may become a Disputed Claim or an Allowed Claim.

         (60) CONVENIENCE CLASS RESERVE means the reserve established by the Disbursing Agent on the Effective Date to hold amounts deposited by the Debtors under this Plan to pay Allowed Convenience Claims.

         (61) CREDITORS' COMMITTEE means the Official Committee of Unsecured Creditors in the Chapter 11 Cases, as appointed by the United States Trustee and reconstituted from time to time.

         (62) DEBTOR-HELD INTEREST means an Interest in Oakwood or an Affiliate Debtor when the Holder is another Debtor.

         (63) DEBTORS means, individually, Oakwood or any of the Affiliate Debtors and, collectively, all of Oakwood and the Affiliated Debtors.

         (64) DISBURSING AGENT means the trustee appointed pursuant to the Distribution Trust Agreement, in its capacity to hold and distribute the consideration to be distributed to Holders of Allowed Claims pursuant to the Plan, the Confirmation Order, or other such orders as may be entered by the Bankruptcy Court.

         (65) DISCLOSURE STATEMENT means the Disclosure Statement that relates to this Plan that was approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code, as such Disclosure Statement may be amended, modified, or supplemented (and all exhibits and schedules annexed thereto or referred to therein).

         (66) DISCLOSURE STATEMENT ORDER means the order of the Bankruptcy Court approving the Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code.

         (67) DISPUTED AMOUNT means an amount equal to the total of that portion (including, when appropriate, the whole) of a Claim that is a Disputed Claim, including that portion of the Face Amount of a Disputed Claim which is not an Allowed Claim.

         (68) DISPUTED CLAIM means that portion (including, when appropriate, the whole) of a Claim that is not an Allowed Claim. For the purposes of the Plan, a Claim shall be considered a Disputed Claim before the time that an objection has been or may be filed if: (a) the amount or classification of the Claim specified in the relevant proof of Claim exceeds the amount or is different from the classification of any corresponding Claim scheduled by the relevant Debtor in its Schedules of Assets and Liabilities; (b) any corresponding Claim scheduled by the relevant Debtor has been scheduled as disputed, contingent or unliquidated; or (c) no corresponding Claim has been scheduled by the relevant Debtor in its Schedules of Assets and Liabilities.

         (69) DISTRIBUTION means the distribution in accordance with this Plan of Cash, New Common Stock, New Warrants or other property, as the case may be.

         (70) DISTRIBUTION ADDRESS means (a) the address indicated on any notice of appearance filed by a Person or his authorized agent prior to the Effective Date, (b) if no notice of appearance has been filed, then the address indicated on a properly filed proof of Claim or, absent such a proof of Claim, the address set forth in the relevant Schedule of Assets and Liabilities for that Person or register maintained for registered securities, or (c) for REMIC Guarantee Claims, the address set forth in Section 8.3 of the Plan.

         (71) DISTRIBUTION DATE means (i) initially, the Initial Distribution Date, and (ii) subsequently, such other dates as the Disbursing Agent may establish from time to time to make any Distribution.

         (72) DISTRIBUTION TRUST AGREEMENT means that certain agreement which is to govern the General Distribution Trust, substantially in the form of the [______________] located in the Plan Supplement, and managed by the Disbursing Agent as trustee.

         (73) EFFECTIVE DATE means: (a) if no stay of the Confirmation Order is in effect, the first Business Day after the date all of the conditions set forth in Section 5.2 hereof have been satisfied or waived as set forth in Section 5.3 hereof, or such later date as may reasonably be agreed to by the Debtors and the Creditors' Committee; or (b) if a stay of the Confirmation Order is in effect, on the first Business Day (or such later date as may reasonably be agreed by the Debtors and the Creditors' Committee) after the later of: (i) the date such stay is vacated; and (ii) the date each condition set forth in Section 5.2 hereof has been satisfied or waived as set forth in Section 5.3 hereof.

         (74) EQUITY COMPENSATION means the amounts paid or other payment distributed to Holders of Allowed Class 6A Claims by certain Holders of Allowed Secured Claims out of their Distribution.

         (75) ESTATE means the relevant estate created in each of the Chapter 11 Cases pursuant to section 541 of the Bankruptcy Code both individually and collectively, including the consolidated Estates of the Debtors pursuant to the Substantive Consolidation Order.

         (76) ESTIMATION ORDER means an order of the Bankruptcy Court that is a Final Order, pursuant to 3018 of the Bankruptcy Rules, estimating for voting, distribution or any other proper purposes under the Bankruptcy Code (under section 502(c) of the Bankruptcy Code) the aggregate (and if applicable, individual) Face Amount of Disputed Claims, whether classified or unclassified under this Plan. The defined term Estimation Order includes the Confirmation Order if the Confirmation Order grants the same relief that would have been granted in a separate Estimation Order.

         (77) EXECUTORY CONTRACT SCHEDULE means the schedule of executory contracts and unexpired leases designated by the Debtors or Disbursing Agent for rejection as of the Effective Date of the Plan, pursuant to sections 365 and 1123(b)(2) of the Bankruptcy Code and Section 9.1 of this Plan, which shall be in substantially the form contained in the Plan Supplement.

         (78) EXIT FACILITY means the financing or financings obtained by the Debtors. The principal terms and conditions of the Exit Facility shall be as otherwise customary for similar financings.

         (79) EXIT FACILITY LENDER means the lender or lenders providing the Exit Facility.

         (80) FACE AMOUNT means: (a) with respect to any Claim for which a proof of Claim is filed, an amount equal to: (i) the liquidated amount, if any, set forth therein; or (ii) any other amount set forth in an Estimation Order or order allowing such a Claim; or (b) with respect to any Claim scheduled in the relevant Debtor's Schedules of Assets and Liabilities, but for which no proof of claim is timely filed, the amount of the Claim scheduled as undisputed, noncontingent and liquidated.

         (81) FEE CLAIM means (a) a Claim of a professional person retained by order of the Bankruptcy Court for compensation and/or reimbursement of expenses pursuant to section 327, 328, 330 or 331 of the Bankruptcy Code in connection with the Chapter 11 Cases or (b) a Claim of any professional or other entity seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to sections 503(b)(3)(F) or 503(b)(4) of the Bankruptcy Code in which the Holder of the Claim files either a timely request or at a time otherwise agreed to by the Debtors, the Reorganized Debtors or the Disbursing Agent.

         (82) FEE CLAIMS RESERVE means an account to be established on the Effective Date by the Disbursing Agent to hold amounts deposited by the Debtors under this Plan to pay the Fee Claims that may be Allowed by Final Order of the Bankruptcy Court.

         (83) FEE ORDER means the Bankruptcy Court's Administrative Order, Pursuant To Sections 331 And 105 Of The Bankruptcy Code, Establishing Procedures For Interim Compensation And Reimbursement Of Expenses Of Professionals [D.I. 60] dated December 18, 2002 (D.I. 277), in the Chapter 11 Cases, as may have been amended or supplemented from time to time.

         (84) FINAL DIP AGREEMENT means the Debtor-In-Possession Financing And Security Agreement, dated as of January 28, 2003, by and among the Debtors and Greenwich, as agent, and all other supporting and related agreements and documents, as amended, whenever finalized and signed, as authorized by the Final DIP Order.

         (85) FINAL DIP ORDER means the Bankruptcy Court's Final Order Pursuant To 11 U.S.C. ss.ss. 105, 362 And 364, And Bankruptcy Rules 2002, 4001 And 9014
(a) Approving Replacement Debtor-In-Possession Financing With Administrative Expense Superpriority And Secured By Senior Liens, (b) Granting Senior Liens And Superpriority Administrative Expense Status And (c) Granting Other Relief (D.I.
328) dated December 31, 2002.

         (86) FINAL ORDER means an order or judgment of the Bankruptcy Court, as entered on the docket of the Bankruptcy Court, that has not been reversed, stayed, modified, or amended, and as to which: (a) the time to appeal or seek review has expired and no timely filed appeal or petition for review, rehearing, remand or certiorari is pending; or (b) any appeal taken or petition for certiorari filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought; provided, however, that the possibility that a motion under section 502(j) of the Bankruptcy Code, Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or other rules or law governing procedure in cases before the Bankruptcy Court, may be filed with respect to such order shall not cause such order not to be a Final Order.

         (87) FIRST AMERICAN SECURED CLAIM means that portion of the Claim of First American Title on behalf of Yuet and Toy Wong arising under a note dated July 8, 1981 to the extent that it is a Secured Claim secured by property owned by Debtor HBOS Manufacturing, LP and located at 6258 Northwest Grand Ave., Glendale, Arizona 85301.

         (88) FOOTHILL collectively means Foothill Capital Corporation and certain other lenders (including Wells Fargo Bank, N.A.) under the Prepetition Loan Agreement.

         (89) FOOTHILL SECURED CLAIM means that portion of the Claim of Foothill arising under the Prepetition Loan Agreement to the extent that it is a Secured Claim secured by an escrow deposit established pursuant to the Bankruptcy Court's Order Adjourning Hearing on Foothill Capital Corp.'s as Agent for Itself & Certain Lenders, Notice of Payoff & Setting Dates by Which Briefs are Due (D.I
471), signed on January 23, 2003.

         (90) GENERAL DISTRIBUTION TRUST means the trust created on the Effective Date pursuant to this Plan and the Distribution Trust Agreement, managed by the Disbursing Agent as trustee, which will have a corpus of (a) New Common Stock for the payment of all Allowed Claims from Class 4A, Class 4B, Class 4C, Class 4D and Class 4E and (b) New Warrants, if necessary, for the payment of all Allowed Claims from Class 6A.

         (91) GREENWICH collectively means Greenwich Capital Financial Products, Inc. and the other financial institutions (including Berkshire Hathaway or one of its designees or affiliates and Ranch Capital LLC or one of its designees or affiliates) lending under the Final DIP Agreement.

         (92) HOLDER means a Person holding an Interest or a Claim.

         (93) IMPAIRED shall have the meaning ascribed to such term in section 1124 of the Bankruptcy Code.

         (94) INITIAL DISTRIBUTION DATE means (a) with respect to Administrative Claims, Priority Non-Tax Claims, Priority Tax Claims, Secured Claims and Convenience Claims, the date that is the later of (i) the Effective Date (or as soon thereafter as reasonably practicable) and (ii) the date (or as soon thereafter as is reasonably practicable) such Claims become Allowed Claims or otherwise become payable under the Plan; (b) with respect to Fee Claims, the date (or as soon thereafter as reasonably practicable) that such Claims are allowed by Final Order of the Bankruptcy Court; and (c) with respect to the Junior Note Claims, the Senior Note Claims, the REMIC Guarantee Claims, the Litigation Claims, the Other Unsecured Claims and the Interests (subject to the priority scheme set forth in the Plan), the date as soon as reasonably practicable after the Effective Date. With respect to Secured Claims, occurrence of the Distribution Date shall be subject, if applicable, to the Estates' receipt of the Net Proceeds of the sale of the relevant collateral.

         (95) INSIDER shall have the meaning ascribed to such term in section 101(31) of the Bankruptcy Code.

         (96) INTERCOMPANY CLAIM means a Claim of any Debtor against another Debtor, whether arising before or after the Petition Date. To the extent required to ensure a Distribution to Holders of Interest, if applicable, pursuant to section 510 of the Bankruptcy Code, all Intercompany Claims under this Plan shall be considered subordinate to all other Claims and possess the same priority as Interests under this Plan.

         (97) INTEREST means an equity security, including Old Common Stock, within the meaning of section 101(16) of the Bankruptcy Code, in a Debtor. For purposes of voting and Distributions under the Plan, the defined term Interest shall include a Claim against a Debtor that is subject to subordination under section 510(b) of the Bankruptcy Code: it is a Claim that (a) arises from rescission of a purchase or sale of any Interest in a Debtor; (b) arises from damages resulting from the purchase or sale of any such security; or (c) is for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of a Claim of the type described in clause (a) or (b) of this sentence.

         (98) JPMORGAN means JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank.

         (99) JUNIOR INDENTURE means the Indenture and First Supplemental Indenture both dated March 1, 1992 and the Second Supplemental Indenture dated July 15, 1992, between the Debtors and First Union National Bank, f/k/a Delaware Trust Company, with respect to the Junior Notes, as the same may have been amended from time to time.

         (100) JUNIOR INDENTURE TRUSTEE means U.S. Bank Trust, N.A., as the indenture trustee under the Junior Indenture, or any successor indenture trustees under the Junior Indenture.

         (101) JUNIOR INDENTURE TRUSTEE CHARGING LIEN means any lien or other priority in payment arising prior to the Effective Date to which the Junior Indenture Trustee is entitled, pursuant to the Junior Indenture, against Distributions to be made to Holders of Junior Note Claims by the Junior Indenture Trustee under the Junior Indenture.

         (102) JUNIOR INDENTURE TRUSTEE PREPETITION FEES AND EXPENSES means any Claim asserted by the Junior Indenture Trustee for reimbursement of reasonable fees, expenses, disbursements and attorneys' and agents' fees incurred prior to the Petition Date by the Junior Indenture Trustee in connection with services rendered under the Junior Indenture.

         (103) JUNIOR NOTE CLAIM means the Unsecured Claim of the Junior Indenture Trustee under the Junior Indenture, including, but not limited to, the Junior Indenture Trustee Charging Lien and the Junior Indenture Trustee Prepetition Fees and Expenses, or the Claim of any Holder of Junior Notes for the payment of any principal, premium, if any, and interest owing and unpaid as of the Petition Date in respect of such Junior Notes.

         (104) JUNIOR NOTES means the 8% Reset Debentures in the original principal amount of $17 million due June 1, 2007 pursuant to an Indenture and a First Supplemental Indenture both dated March 1, 1992, and 8% Reset Debentures in the original principal amount of $23 million due June 1, 2007 pursuant to a Second Supplemental Indenture dated July 15, 1992, of which $2.6 million remains outstanding as of the Petition Date.

         (105) LIEN has the meaning ascribed to such term in section 101(37) of the Bankruptcy Code (but a lien that has or may be avoided pursuant to any claim, right or cause of action accruing, incorporated or available under chapter 5 of the Bankruptcy Code shall not constitute a Lien).

         (106) LITIGATION CLAIMS means (a) all Claims against the Debtors asserted under lawsuits or complaints which are pending as of the commencement of the Chapter 11 Cases in any court, including, without limitation, state or federal court; (b) all Claims against the Debtors subject to mediation or arbitration which are pending as of the commencement of the Chapter 11 Cases that could potentially be asserted under lawsuits or complaints in any court; or
(c) all Claims raised or made to the Debtors by any Person, including, without limitation, offices of state attorneys general, related to matters arising prior to commencement of the Chapter 11 Cases that could have been asserted under lawsuits or complaints in any court.

         (107) NET PROCEEDS means the Cash consideration received from the sale, Transfer, or collection of property of the Estates or the conversion of such property to Cash in some other manner as contemplated in, or reasonably within the scope of, this Plan, whether occurring prior to or after the Effective Date, less the reasonable, necessary and customary expenses attributable to such sale, Transfer, collection or conversion, including costs of curing defaults under executory contracts that are assigned, paying personal property or other taxes accruing in connection with such sale, Transfer or conversion or such property, brokerage fees and commissions, collection costs, reasonable attorneys' fees and expenses and any applicable taxes or other claims of any governmental authority in connection with such property and any escrows or accounts established to hold funds for purchase price adjustments, indemnification claims, or other purposes in connection with such sale, Transfer or collection; provided, however, that upon the release to the Debtors or the Disbursing Agent of funds from such escrows or accounts, such funds shall become Net Proceeds of the relevant sale, Transfer or collection.

         (108) NEW COMMON STOCK means the 20,000,000 shares of common stock of the [New Holdco] to be authorized in accordance with the Plan, having a par value of $1.00 per share authorized pursuant to the [New Holdco's] Amended and Restated Certificate of Incorporation, 10,000,000 shares of which are to be issued and distributed in accordance with the Plan constituting 100% of the total number of shares of such New Common Stock to be issued and outstanding on or immediately after the Effective Date; excluding, however, any shares of the common stock of the [New Holdco] that may be set aside for (i) certain performance-based compensation for the officers and directors of the Debtors; and (ii) the Exit Facility Lender.

         (109) NEW HOLDCO means Reorganized Oakwood as reincorporated or otherwise established and the parent company of Reorganized Oakwood Finance, Reorganized Oakwood Manufacturing, Reorganized Oakwood Retail and Reorganized Oakwood Servicing. New Holdco will be issuer of the New Common Stock and New Warrants, if necessary.

         (110) NEW WARRANTS means the warrants to purchase 1,000,000 shares of New Common Stock with a seven year maturity and a strike price initially computed for an initial market value of New Common Stock, which would result in 100% recovery to the Holders of Senior Notes, Holders of Junior Notes, Holders of REMIC Guarantee Claims and Holders of Other Unsecured Claims. The strike price will increase annually at the risk free rate (30-year Treasury rate) until their expiration.

         (111) NON-DEBTOR-HELD INTEREST means an Interest in Oakwood when the Holder is not a Debtor.

         (112) OAC means Oakwood Acceptance Corporation, LLC.

         (113) OAKWOOD means Oakwood Homes Corporation.

         (114) OLD COMMON STOCK means the preconfirmation common stock of, or other equity interest in, however derivative, Oakwood and outstanding or held in treasury as of the Record Date.

         (115) OMI means Oakwood Mortgage Investors, Inc.

         (116) OMI TRUST 1997-A means the trust formed pursuant to the Series 1997-A Pooling and Servicing Agreement, dated as of February 1, 1997, as amended September 28,

2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (117) OMI TRUST 1997-B means the trust formed pursuant to the Series 1997-B Pooling and Servicing Agreement, dated as of May 1, 1997, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (118) OMI TRUST 1997-C means the trust formed pursuant to the Series 1997-C Pooling and Servicing Agreement, dated as of August 1, 1997, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (119) OMI TRUST 1997-D means the trust formed pursuant to the Series 1997-D Pooling and Servicing Agreement, dated as of November 1, 1997, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (120) OMI TRUST 1998-B means the trust formed pursuant to the Series 1998-B Pooling and Servicing Agreement, dated as of May 1, 1998, as amended December 11, 2000 and September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (121) OMI TRUST 1998-C means the trust formed pursuant to the Series 1998-C Pooling and Servicing Agreement, dated as of August 1, 1998, as amended December 12, 2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, July 1998 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (122) OMI TRUST 1998-D means the trust formed pursuant to the Series 1998-D Pooling and Servicing Agreement, dated as of October 1, 1998, as amended April 29, 1999 and September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, July 1998 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (123) OMI TRUST 1999-A means the trust formed pursuant to the Series 1999-A Pooling and Servicing Agreement, dated as of January 1, 1999, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, July 1998 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (124) OMI TRUST 1999-B means the trust formed pursuant to the Series 1999-B Pooling and Servicing Agreement, dated as of April 1, 1999, as amended September 28, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, July 1998 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (125) OMI TRUST 1999-C means the trust formed pursuant to the Series 1999-C Pooling and Servicing Agreement, dated as of June 1, 1999, as amended November 1, 2000, December 12, 2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (126) OMI TRUST 1999-D means the trust formed pursuant to the Series 1999-D Pooling and Servicing Agreement, dated as of August 1, 1999, as amended December 12, 2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (127) OMI TRUST 1999-E means the trust formed pursuant to the Series 1999-E Pooling and Servicing Agreement, dated as of November 1, 1999, as amended December 11, 2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (128) OMI TRUST 2000-A means the trust formed pursuant to the Series 2000-A Pooling and Servicing Agreement, dated as of March 1, 2000, as amended December 11, 2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (129) OMI TRUST 2000-B means the trust formed pursuant to the Series 2000-B Pooling and Servicing Agreement, dated as of June 1, 2000, as amended December 11, 2000, September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (130) OMI TRUST 2001-B means the trust formed pursuant to the Series 2001-B Pooling and Servicing Agreement, dated as of February 1, 2001, as amended September 28, 2001 and August 10, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, February 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (131) OMI TRUST 2001-C means the trust formed pursuant to the Series 2001-C Pooling and Servicing Agreement, dated as of May 1, 2001, as amended October 2, 2001, August 10, 2001 and December 12, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, May 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (132) OMI TRUST 2001-D means the trust formed pursuant to the Series 2001-D Pooling and Servicing Agreement, dated as of August 1, 2001, as amended December 12, 2001 and January 10, 2002, and incorporating the Standard Terms to Pooling and Servicing

Agreement, May 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (133) OMI TRUST 2001-E means the trust formed pursuant to the Series 2001-E Pooling and Servicing Agreement, dated as of November 1, 2001, and incorporating the Standard Terms to Pooling and Servicing Agreement, September 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (134) OMI TRUST 2002-A means the trust formed pursuant to the Series 2002-A Pooling and Servicing Agreement, dated as of February 1, 2002, and incorporating the Standard Terms to Pooling and Servicing Agreement, September 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (135) OMI TRUST 2002-B means the trust formed pursuant to the Series 2002-B Pooling and Servicing Agreement, dated as of May 1, 2002, and incorporating the Standard Terms to Pooling and Servicing Agreement, September 2001 Edition, among OMI, OAC, as servicer, and JPMorgan as successor in interest to PNC, as trustee.

         (136) OTHER SECURED AND SETOFF CLAIMS means any Secured Claims other than the 1997 Bonds Secured Claim, the 1998 Bonds Secured Claim, the Auto Secured Claim, the Carolina Secured Claim, the First American Secured Claim, the Foothill Secured Claim, the Pulaski Bonds Secured Claim, the Schmittauer Secured Claim, the Thomas Secured Claim, the U.S. Bank Secured Claim and the Secured Tax Claims.

         (137) OTHER UNSECURED CLAIMS means an Unsecured Claim, including all Self-Insurance Claims, other than: (a) a Convenience Claim; (b) a REMIC Guarantee Claim, or any other Claim arising from the B-2 REMIC Guarantees or the Resecuritization Note Put Option; (c) a Senior Note Claim; (d) a Junior Note Claim; or (e) a Litigation Claim.

         (138) PERSON means any individual, corporation, partnership, limited liability company, association, indenture trustee, organization, joint stock company, joint venture, estate, trust, governmental unit or any political subdivision thereof, the Creditors' Committee, Interest Holders, Holders of Claims, current or former employees of any Debtor, or any other legal entity.

         (139) PETITION DATE means November 15, 2002.

         (140) PLAN means this Plan of Reorganization, dated as of the date set forth on the first page hereof, for each of the Debtors, together with any amendments or modifications hereto as the Debtors may file hereafter in accordance with the terms of the Plan (such amendments or modifications only being effective if approved by order of the Bankruptcy Court to the extent such approval is necessary).

         (141) PLAN SUPPLEMENT means the form of documents specified in Section
11.6 of the Plan, which are incorporated herein by reference.

         (142) PNC means PNC Bank National Association.

         (143) PREPETITION LOAN AGREEMENT means that Loan and Security Agreement dated January 22, 2002 among the Debtors and Foothill, as amended pursuant to the First Amendment to Loan Agreement dated July 2002 and the Second Amendment to Loan Agreement dated July 31, 2002.

         (144) PRIORITY NON-TAX CLAIM means any Claim entitled to priority pursuant to section 507(a) of the Bankruptcy Code, other than: (i) an Administrative Claim; (ii) a Priority Tax Claim; and (iii) a Fee Claim.

         (145) PRIORITY TAX CLAIM means a Claim for taxes entitled to priority pursuant to section 507(a)(8) of the Bankruptcy Code.

         (146) PULASKI BONDS SECURED CLAIM means that portion of the Claim arising under a loan agreement with Pulaski, Tennessee for variable rate demand economic development bonds to the extent it is a Secured Claim secured by a capital lease on property which will be owned by Debtor HBOS Manufacturing, LP upon payment of the balance owed.

         (147) QUARTERLY DISTRIBUTION DATE means the first Business Day that is ninety (90) days after the immediately preceding Distribution Date for a particular Class of Claims. Notwithstanding any other provision of the Plan, there shall be no more than one Distribution Date each fiscal quarter for all Allowed Claims that results in Distributions.

         (148) RATABLE, RATABLY OR RATABLE SHARE means, for Distributions to Holders of Claims in Class 4A, Class 4B, Class 4C, Class 4D, Class 4E and Class 6A, so that the ratio of (a) the amount of consideration distributed on account of a particular Allowed Claim to (b) the allowed amount of the Allowed Claim, is the same as the ratio of (x) the difference of (i) the total amount of consideration available for Distribution on account of all Allowed Claims in the Class (or group of Classes) in which the particular Allowed Claim is included and (ii) the total amount of consideration distributed on the Initial Distribution Date and on the previous Quarterly Distribution Dates in the Class (or group of Classes) in which the particular Allowed Claim is included to (y) the maximum aggregate of the amount of Allowed Claims plus amount of Disputed Claims (in their aggregate Disputed Amount) in such Class (or group of Classes) as of any Distribution Date. The formula is illustrated as follows:

                                                ------                                                       ------
(a) Amount of consideration distributed         | (x) (i) Total consideration           (ii) Total consideration  |
     to a Holder of an Allowed Claim        =   | available for Distribution to   -      distributed on previous  |
                                                | Holders of Allowed Claims in          Distribution Dates in the |
                                                | Class (or group of Classes)          Class (or group of Classes)|
                                                ------                                                       ------
-----------------------------------------       -------------------------------------------------------------------
(b) Allowed amount of Holder's Allowed            (y) Maximum aggregate amount of all Allowed Claims and Disputed
                 Claim                                            Claims as of any Distribution Date

         After all Disputed Claims in such Class (or group of Classes) have become either Allowed Claims paid out on a Quarterly Distribution Date or disallowed for whatever reason, a final Distribution shall be made to each Holder of an Allowed Claim. For a particular Holder of an Allowed Claim, the final Distribution shall be the difference of (a) the amount equal to the total of the (i) original consideration available for Distribution to Holders of Allowed Claims in Class (or group of Classes) under the Plan divided by (ii) the final aggregate amount of all Allowed Claims as of the last Quarterly Distribution Date with the result of (a) multiplied by (b) the total amount of the Holder's Allowed Claims in such Class (or group of Classes) and (c) the total amount of consideration distributed to such Holder on account of his Allowed Claim on all previous Distribution Dates. This final Distribution formula is illustrated as follows:

                        --------                                            ---------
                        |     (a)(i) The total original                             |
                        |    consideration available for       (b) Total amount of  |          (c) Total amount of
                        |    Distribution to Holders of        the Holder's Allowed |       consideration distributed to
                        |    Allowed Claims in Class (or       Claims in such Class |       a Holder of an Allowed Claim
  Final          =      |         group of Classes)        *   (or group of Classes)|   -   on previous Distribution Dates
  Distribution          |  ------------------------------                           |
                        |     (ii) The final aggregate                              |
                        |   amount of all Allowed Claims                            |
                        |     as of the last Quarterly                              |
                        |        Distribution Date                                  |
                        --------                                            ---------

         Any and all distributions made pursuant to these formulas will be made from the General Distribution Trust.

         (149) RECLAMATION CLAIMS means any Disputed Claims based upon a seller's common law right to reclaim goods as used in section 546(c) of the Bankruptcy Code pursuant to the Bankruptcy Court's Order Establishing Procedures With Respect To Reclamation Claims (D.I. 36) entered on November 19, 2002..

         (150) RECORD DATE means the Confirmation Date.

         (151) RELEASED PARTIES means, collectively and individually, the Debtors, the Creditors' Committee, the Reorganized Debtors, the General Distribution Trust and the Disbursing Agent, and, to the extent they served or were employed during or in furtherance of the Chapter 11 Cases, their respective present and former officers and directors, if applicable, and the following employees, agents, advisors and professionals: [______________________________].

         (152) REMIC GUARANTEE CLAIMS means all of the Claims arising from the B-2 REMIC Guarantees and the Resecuritization Note Put Option. Note that double recovery to a particular Holder will not be allowed for Claims arising from B-2 Certificates which are both covered by the Resecuritization Note Put Option and the B-2 REMIC Guarantees.

         (153) RESECURITIZATION NOTE means the Class A note issued by the Resecuritization Trust secured, in part, by certain B-Piece REMIC Certificates and X REMIC Certificates issued by various REMIC Trustees.

         (154) RESECURITIZATION NOTE PUT OPTION means Oakwood's obligation to the holder of the Resecuritization Note to purchase the Resecuritization Note on each payment date under the Resecuritization Note, beginning with the payment date occurring in September 2011 and ending with the payment date occurring in September 2012.

         (155) REMIC TRUSTEES means JPMorgan in its capacity as trustee, indenture trustee, successor trustee, securities intermediary, verification agent, paying agent, as applicable, and Resecuritization Trustee, for the holders of notes and certificates, including Holders of the B-Piece REMIC Certificates and the Resecuritization Note, issued by each of the REMIC Trusts and the Resecuritization Trust and any duly appointed successor or successors.

         (156) REMIC TRUSTS means the following non-Debtor Real Estate Mortgage Investment Conduit Securitization Trusts: the OMI Trust 1997-A, the OMI Trust 1997-B, the OMI Trust 1997-C, the OMI Trust 1997-D, the OMI Trust 1998-B, the OMI Trust 1998-C, the OMI Trust 1998-D, the OMI Trust 1999-A, the OMI Trust 1999-B, the OMI Trust 1999-C, the OMI Trust 1999-D, the OMI Trust 1999-E, the OMI Trust 2000-A, the OMI Trust 2000-B, the OMI Trust 2001-B, the OMI Trust 2001-C, the OMI Trust 2001-D, the OMI Trust 2001-E, the OMI Trust 2002-A and the OMI Trust 2002-B.

         (157) REORGANIZED DEBTORS mean the Debtors on and after the Effective Date, and the entities that shall succeed to all rights and obligations of the Debtors under the Plan (unless such obligations or rights are seceded in whole or part to the Disbursing Agent or other such entity).

         (158) REORGANIZED OAKWOOD means Oakwood on and after the Effective
Date.

         (159) REORGANIZED OAKWOOD FINANCE means the following post-merger Reorganized Debtors:...

         (160) REORGANIZED OAKWOOD MANUFACTURING means the following post-merger Reorganized Debtors:...

         (161) REORGANIZED OAKWOOD RETAIL means the following post-merger Reorganized Debtors:...

         (162) REORGANIZED OAKWOOD SERVICING means the following post-merger Reorganized Debtors:...

         (163) RESECURITIZATION TRUST means the Oakwood Mortgage Resecuritization Trust 2001 formed pursuant to the Amended and Restated Trust Agreement, dated as of February 1, 2002, as amended and supplemented by the Trust Agreement Amendment and Supplement, dated as of March 1, 2002, and the Trust Agreement Amendment and Supplement, dated as of June 1, 2002, among OMI, as depositor, OAC, as securities administrator, and the Resecuritization Trustee.

         (164) RESECURITIZATION TRUSTEE means JPMorgan in its capacity as trustee and securities intermediary of the Resecuritization Trust.

         (165) SCHEDULE OF ASSETS AND LIABILITIES means, as amended, supplemented or modified, a Debtor's schedule of assets and liabilities filed with the Bankruptcy Court on

January 31, 2003 (D.I. 516, 518, 521, 524, 526, 528, 531, 533, 535, 539, 541,
543) pursuant to sections 521(1) and 1106(a)(2) of the Bankruptcy Code.

         (166) SCHMITTAUER SECURED CLAIM means that portion of the Claim of Jerry Schmittauer arising under a note dated August 1998 to the extent that it is a Secured Claim secured by a retail center owned by Debtor Oakwood Mobile Homes, Inc. and located at 1235 S.R. 28, Milford, Ohio.

         (167) SECURED CLAIM means (a) that portion of a Claim that is secured by a valid, perfected and enforceable security interest, Lien, mortgage or other encumbrance, that is not subject to an Avoidance Action, in or upon any right, title or interest of any of the Debtors in and to property of the Estates, to the extent of the value of the Holder's interest in such property as of the relevant determination date or (b) any Claim that is subject to an offset right pursuant to section 553 of the Bankruptcy Code, to the extent of the amount subject to a valid setoff, in the case of each of (a) and (b) as determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code or agreed to, in writing, by the Debtors or the Reorganized Debtors and the applicable Claim Holder. Such defined term shall not include for voting or Distribution purposes any such Claim that has been or will be paid in connection with the cure of defaults under an assumed executory contract or unexpired lease under section 365 of the Bankruptcy Code.

         (168) SECURED TAX CLAIMS means a Claim for taxes to the extent that it is a Secured Claim under state or federal law.

         (169) SELF-INSURANCE CLAIM means an Unsecured Claim against a Debtor that the Debtors assert is payable, in whole or in part, under any Self-Insurance Policy.

         (170) SELF-INSURANCE POLICY means any policy of insurance and any agreements relating thereto that may be available to provide coverage for Claims against a Debtor, including but not limited to statutorily mandated workers' compensation programs in effect on the Petition Date providing compensation to employees of the Debtors for job-related injuries or job-related illnesses for which the Debtors self-insure.

         (171) SENIOR INDENTURE means the Indenture and First Supplemental Indenture, both dated March 2, 1999, between the Debtors and Bank One, N.A., f/k/a The First National Bank of Chicago, with respect to the Senior Notes, as the same may have been amended from time to time.

         (172) SENIOR INDENTURE TRUSTEE means U.S. Bank Trust, N.A., as the current indenture trustee under the Senior Indenture, or any successor indenture trustee(s) to U.S. Bank Trust, N.A. under the Senior Indenture.

         (173) SENIOR INDENTURE TRUSTEE CHARGING LIEN means any lien or other priority in payment arising prior to the Effective Date to which the Senior Indenture Trustee is entitled, pursuant to the Senior Indenture, against Distributions to be made to Holders of Senior Note Claims by the Senior Indenture Trustee under the Senior Indenture.

         (174) SENIOR INDENTURE TRUSTEE PREPETITION FEES AND EXPENSES means any Claim asserted by the Senior Indenture Trustee for reimbursement of reasonable fees, expenses, disbursements and attorneys' and agents' fees incurred prior to the Petition Date by the Senior Indenture Trustee in connection with services rendered under the Senior Indenture.

         (175) SENIOR NOTE CLAIM means the Unsecured Claim of the Senior Indenture Trustee under the Senior Indenture, including, but not limited to, the Senior Indenture Trustee Charging Lien and the Senior Indenture Trustee Prepetition Fees and Expenses, or the Claim of any Holder of Senior Notes for the payment of any principal, premium, if any, and interest owing and unpaid as of the Petition Date in respect of such Senior Notes.

         (176) SENIOR NOTES means the 7.875% Senior Notes in the aggregate principal amount of $125 million due March 2004 and the 8.125% Senior Notes in the aggregate principal amount of $175 million due March 2009 pursuant to an Indenture and First Supplemental Indenture, both dated March 2, 1999.

         (177) SOLICITATION PROCEDURES ORDER means the Order entered by the Bankruptcy Court establishing procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan.

         (178) STATEMENT OF FINANCIAL AFFAIRS means, as amended, supplemented or modified, a Debtor's statement of financial affairs filed with the Bankruptcy Court on January 31, 2003 (D.I. 515, 517, 520, 522, 525, 527, 530, 532, 534,
537, 540, 542) pursuant to sections 521(1) and 1106(a)(2) of the Bankruptcy
Code.

         (179) SUBSTANTIVE CONSOLIDATION ORDER means the order, or provision of the Confirmation Order, substantively consolidating the Chapter 11 Cases as provided in Article VI of the Plan.

         (180) TARHEEL means Tarheel Insurance Company, Ltd., Oakwood's non-Debtor subsidiary reinsurance company domiciled in Bermuda.

         (181) THOMAS SECURED CLAIM means that portion of the Claim of Lecil V. and Tommie Jane Thomas arising under a note dated January 15, 1993 to the extent that it is a Secured Claim secured by property owned by Debtor HBOS Manufacturing, LP and located at 508 Palmer Road, Rockwell, North Carolina.

         (182) TRANSFER means every mode, direct or indirect, absolute or conditional, voluntary or involuntary, of disposing of or parting with property or with an interest in property, including but not limited to any sale, assignment, lease, transfer, encumbrance, Lien, exchange, mortgage, pledge, hypothecation or other disposition, or the creation of a security interest, in whole or in part.

         (183) U.S. BANK SECURED CLAIM means that portion of the Claim of U.S. Bank National Association arising under a note dated April 2, 1991 to the extent that it is a Secured Claim secured by property owned by Debtor HBOS Manufacturing, LP and located in Albany, Linn County, Oregon.

         (184) U.S. GOVERNMENT OBLIGATIONS means securities that are direct obligations of, or obligations guaranteed by, the United States of America for the timely payment of which obligation or guarantee the full faith and credit of the United States of America is pledged, or funds consisting solely of such securities, including funds managed by the Disbursing Agent (further including such funds for which it or its affiliates receive fees in connection with such management).

         (185) UNCLAIMED PROPERTY means any Cash or other distributable property unclaimed for a period of ninety (90) days after it has been delivered (or attempted to be delivered) in accordance with the Plan to the Holder entitled thereto in respect of a such Holder's Allowed Claim. Unclaimed Property shall, without limitation, include: (a) checks (and the funds represented thereby) mailed to a Distribution Address and returned as undeliverable without a proper forwarding address; (b) funds for uncashed checks; and (c) checks (and the funds represented thereby) not mailed or delivered because no Distribution Address to mail or deliver such property was available, notwithstanding efforts by the Debtors or the Disbursing Agent to locate such address which were commercially reasonable under the circumstances.

         (186) UNIMPAIRED shall have the meaning ascribed to such term in section 1124 of the Bankruptcy Code.

         (187) UNITED STATES TRUSTEE means the Office of the United States Trustee for the District of Delaware.

         (188) UNSECURED CLAIM means any Claim that is not: (a) an Administrative Claim; (b) a Priority Non-Tax Claim; (c) a Priority Tax Claim;
(d) a Fee Claim; (e) a Secured Claim; (f) an Intercompany Claim; or (g) an Interest.

         (189) X REMIC CERTIFICATES means those certain X "pass-through" asset-backed securities that have been issued by certain REMIC Trusts.

    1.2  RULES OF INTERPRETATION, COMPUTATION OF TIME AND GOVERNING LAW.

         (a) RULES OF INTERPRETATION.

         For purposes of the Plan: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural; (b) any reference in the Plan to a contract, instrument, release, indenture or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions; (c) any reference in the Plan to an existing document or an exhibit filed or to be filed means such document or exhibit, as it may have been or may be amended, modified or supplemented; (d) if the Plan's description of the terms of an exhibit is inconsistent with the terms of the exhibit, the terms of the exhibit shall control; (e) unless otherwise specified, all references in the Plan to articles, sections, clauses and exhibits are references to articles, sections, clauses and exhibits of or to the Plan; (f) the words "herein" and "hereto" and other words of similar import refer to this Plan in its entirety rather than to a particular portion of the Plan; (g) captions and headings to articles and sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan; (h) any reference to an entity as a Holder of a Claim or Interest includes that entity's successors, assigns, and affiliates; (i) the rules of construction set forth in section 102 of the Bankruptcy Code shall apply to the extent such rules are not inconsistent with any other provision in this Section; and (j) any term used herein that is not defined herein shall have the meaning ascribed to any such term used in the Bankruptcy Code and/or the Bankruptcy Rules, if used therein.

         (b) COMPUTATION OF TIME.

         In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

         (c) GOVERNING LAW.

         Except to the extent that the Bankruptcy Code or Bankruptcy Rules are applicable, and subject to the provisions of any contract, instrument, release, indenture or other agreement or document entered into in connection with the Plan, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                                   ARTICLE II.

                METHOD OF CLASSIFICATION OF CLAIMS AND INTERESTS
                             AND GENERAL PROVISIONS

    2.1  GENERAL RULES OF CLASSIFICATION.

         A Claim or Interest shall be deemed classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and shall be deemed classified in a different Class to the extent that any remainder of such Claim or Interest qualifies within the description of such different Class. A Claim or Interest is in a particular Class only to the extent that such Claim or Interest is Allowed in that Class and has not been paid or otherwise settled prior to the Effective Date.

    2.2  HOLDERS OF CLAIMS ENTITLED TO VOTE.

         Each Holder of an Allowed Claim or the Holder of a Claim that has been temporarily allowed for voting purposes by Order only under Bankruptcy Rule 3018(a) in an Impaired Class of Claims against the Debtors shall be entitled to vote separately to accept or reject the Plan as provided in the Solicitation Procedures Order. Any Unimpaired Class of Claims shall be deemed to have accepted the Plan. Any Class of Claims or Interests that will not receive or retain any property on account of such Claims or Interests under the Plan shall be deemed to have rejected the Plan.

    2.3  ACCEPTANCE BY IMPAIRED CLASSES.

         An Impaired Class of Claims shall have accepted the Plan if all of the necessary conditions of the Bankruptcy Code and Bankruptcy Rules have been satisfied.

    2.4  NON-CONSENSUAL CONFIRMATION.

         To the extent necessary, the Debtors hereby request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code. Subject to Section 1127 of the Bankruptcy Code, the Debtors reserve the right to modify the Plan to the extent that confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification.

    2.5  ADMINISTRATIVE CLAIMS, PRIORITY TAX CLAIMS AND FEE CLAIMS.

         Administrative Claims, Fee Claims, and Priority Tax Claims have not been classified and are excluded from the Classes set forth in Article IV in accordance with section 1123(a)(1) of the Bankruptcy Code. Priority Non-Tax Claims are classified in Class 1.

    2.6  SPECIAL PROVISION REGARDING UNIMPAIRED CLAIMS.

         Except as otherwise provided in the Plan, nothing herein shall affect the rights and defenses, both legal and equitable, of the Debtors, the Reorganized Debtors, the Disbursing Agent, and the Creditors' Committee, as the case may be, with respect to any Unimpaired Claims, including, but not limited to, all rights with respect to legal and equitable defenses to setoffs or recoupments against Unimpaired Claims.

    2.7  SPECIAL PROVISION REGARDING TREATMENT OF NON-DEBTOR-HELD INTERESTS.

         Notwithstanding any other provision in this Plan, Distributions of Equity Consideration to Holders of Non-Debtor-Held Interests may be made from Distributions otherwise due to a senior Class that consents to such Distribution.

    2.8  ELIMINATION OF VACANT CLASSES.

         Any Class of Claims that, as of the date of the commencement of the Confirmation Hearing, does not contain any Holders of Allowed Claims or Claims temporarily allowed by Order under Bankruptcy Rule 3018 shall be deemed deleted from the Plan for purposes of voting on or rejection of the Plan, for purposes of determining acceptances or rejection of the Plan by such Class under section 1129(a)(8) of the Bankruptcy Code, and for the purposes of determining any Distributions made under the Plan.

    2.9  BAR DATES FOR ADMINISTRATIVE CLAIMS.

         With respect to Administrative Claims relating to the period from the Petition Date through ______________, except to the extent set forth in the Administrative Claim Bar Date Order, a Holder of such Administrative Claim must have filed a request for payment of such Claim by the applicable bar date of ____________ in order to be eligible to receive Distributions under the Plan on account of such Administrative Claim.

         To be eligible to receive Distributions under the Plan on account of an Administrative Claim not subject to the Administrative Claim Bar Date Order, all requests for payment of such Administrative Claims (other than Fee Claims) incurred before the Effective Date and not subject to the Administrative Claim Bar Date Order must be filed with the Claims

Agent so as to be received on or before 4:00 p.m. (Eastern Time) on the date that is the first Business Day after the date that is [20 days after the Effective Date].

         ANY HOLDER OF AN ADMINISTRATIVE CLAIM THAT FAILS TO FILE SUCH A TIMELY REQUEST FOR PAYMENT WITH THE CLAIMS AGENT ON OR BEFORE SUCH TIME AS SET FORTH IN THE ADMINISTRATIVE CLAIM BAR DATE ORDER SHALL HAVE THEIR CLAIM BE DEEMED NOT ALLOWED UNDER THIS PLAN AND BE FOREVER BARRED FROM ASSERTING SUCH CLAIM AGAINST ANY OF THE DEBTORS, THE REORGANIZED DEBTORS, THE ESTATES OR THEIR PROPERTY. ANY SUCH CLAIM SHALL BE DISCHARGED AND THE HOLDER THEREOF SHALL BE ENJOINED FROM COMMENCING OR CONTINUING ANY ACTION, EMPLOYMENT OF PROCESS OR ACT TO COLLECT, OFFSET, RECOUP OR RECOVER SUCH CLAIM.

    2.10 BAR DATE FOR FEE CLAIMS.

         Prior to the Effective Date, all applications for payment of Fee Claims must be filed with the Bankruptcy Court and served in accordance with the Fee Order. After the Effective Date, all applications for payment of Fee Claims must be sent to the Reorganized Debtors and the Disbursing Agent and will be paid by the Reorganized Debtors or the Disbursing Agent, as appropriate, in the ordinary course, without further approval by the Bankruptcy Court.

         ANY HOLDER OF A FEE CLAIM THAT FAILS TO FILE AND SERVE SUCH (I) A PROOF OF CLAIM WITH THE CLAIMS AGENT OR (II) AN APPLICATION ON OR BEFORE SUCH TIME AS SET FORTH IN THE BAR DATE ORDER SHALL HAVE THEIR CLAIM BE DEEMED NOT ALLOWED UNDER THIS PLAN AND BE FOREVER BARRED FROM ASSERTING SUCH CLAIM AGAINST ANY OF THE DEBTORS, THE REORGANIZED DEBTORS, THE ESTATES OR THEIR PROPERTY. ANY SUCH CLAIM SHALL BE DISCHARGED AND THE HOLDER THEREOF SHALL BE ENJOINED FROM COMMENCING OR CONTINUING ANY ACTION, EMPLOYMENT OF PROCESS OR ACT TO COLLECT, OFFSET, RECOUP OR RECOVER SUCH CLAIM.

                                  ARTICLE III.

                               UNCLASSIFIED CLAIMS

         In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims, Fee Claims and Priority Tax Claims, as described below, have not been classified.

    3.1  ADMINISTRATIVE CLAIMS.

         Subject to the terms herein, and unless the Holder of an Allowed Administrative Claim agrees to receive other, less favorable treatment, each Holder of an Allowed Administrative Claim shall be paid 100% of the unpaid allowed amount of such Administrative Claim in Cash from the Administrative/Priority Claims Reserve on or as soon as reasonably practicable after the Distribution Date. Notwithstanding the immediately preceding sentence:
(i) any Allowed Administrative Claims for goods sold or services rendered representing liabilities incurred by the Debtors in the ordinary course of business during the Chapter 11 Cases involving trade or vendor Claims, subject to compliance with any applicable bar date, shall be paid by the Disbursing Agent in the ordinary course in accordance with the terms and conditions of any agreements relating thereto; (ii) Administrative Claims of the United States Trustee for fees pursuant to section 1930(a)(6) of title 28 of the United States Code shall be paid in accordance with the applicable schedule for payment of such fees; (iii) and all Administrative Claims arising from the Final DIP Agreement shall be paid in accordance with the Final DIP Agreement and the Final DIP Order; and (iv) as Reclamation Claims become Allowed Administrative Claims, they shall be paid 100% of the unpaid allowed amount of such Administrative Claim in Cash on either the Initial Distribution Date or on the first Quarterly Distribution Date after such Administrative Claims become Allowed Administrative Claims.

    3.2  PRIORITY TAX CLAIMS.

         Subject to the terms herein, and unless the Holder of an Allowed Priority Tax Claim agrees to receive other, less favorable treatment, each Holder of an Allowed Priority Tax Claim shall be paid 100% of the unpaid amount of such Allowed Priority Tax Claim in Cash from the Administrative/Priority Claims Reserve on or as soon as reasonably practicable after the relevant Distribution Date; provided, however, that at the option of the Debtors or Reorganized Debtors, as the case may be, the Reorganized Debtors may make Distributions for any Allowed Priority Tax Claim over a period not exceeding six
(6) years after the date of assessment of such Allowed Priority Tax Claim as provided in Section 1129(a)(9)(C) of the Bankruptcy Code. If the Debtors elect this option as to any Allowed Priority Tax Claim, then the payment of such Allowed Priority Tax Claim shall be made in equal semiannual installments with the first installment due on the later of: (i) the Initial Distribution Date,
(ii) 30 calendar days after the date on which an order allowing such Allowed Priority Tax Claim becomes a Final Order, and (iii) such other time as may be agreed to by the Holder of such Allowed Priority Tax Claim and the Debtors. Each installment shall include simple interest on the unpaid portion of such Allowed Priority Tax Claim, without penalty of any kind, at the statutory rate of interest provided for such taxes under applicable nonbankruptcy law; provided, however, that the Reorganized Debtors shall reserve the right to pay any Allowed Priority Tax Claim, or any remaining balance of such Allowed Tax Claim, in full, at any time on or after the Effective Date, without premium or penalty. Any claim or demand for penalty relating to any Priority Tax Claim (other than a penalty of the type specified in section 507(a)(8)(G) of the Bankruptcy Code) shall be disallowed, and the Holder of an Allowed Priority Tax Claim shall not assess or attempt to collect such penalty from the Debtors, the Reorganized Debtor, or their respective property.

    3.3  FEE CLAIMS.

         Subject to the terms herein, and unless the Holder of an Allowed Fee Claim agrees to receive other, less favorable treatment, each Holder of an Allowed Fee Claim shall receive 100% of the unpaid allowed amount of such Claim in Cash from the Fee Claims Reserve on or as soon as reasonably practicable after the Distribution Date.

                                   ARTICLE IV.

          CLASSIFICATION, TREATMENT AND VOTING OF CLAIMS AND INTERESTS

    4.1  SUMMARY.

         The classification of Claims and Interests against the Debtors pursuant to the Plan is as follows:

-------------------------------------------------------------------------------------------------------------------
 CLASS                       CLAIM                         STATUS                              VOTING RIGHTS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class 1           Priority Non-Tax Claims               Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class 2A          Secured Tax Claims                    Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------
Class 2B          1997 Bonds Secured Claim              Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------
Class 2C          1998 Bonds Secured Claim              Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------
Class 2D          Auto Secured Claim                    Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------
Class 2E          Carolina Secured Claim                Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------
Class 2F          First American Secured Claim          Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------
Class 2G          Foothill Secured Claim                Impaired                            Entitled to Vote
-------------------------------------------------------------------------------------------------------------------
Class 2H          Pulaski Bonds Secured Claim           Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------
Class 2I          Schmittauer Secured Claim             Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------
Class 2J          Thomas Secured Claim                  Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------
Class 2K          U.S. Bank Secured Claim               Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------
Class 2L          Other Secured and Setoff Claims       Unimpaired                          Not Entitled to Vote;
                                                                                            Deemed to Accept
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class 3           Convenience Claims                    Impaired                            Entitled to Vote
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class 4A          Senior Note Claims                    Impaired                            Entitled to Vote
-------------------------------------------------------------------------------------------------------------------
Class 4B          Junior Note Claims                    Impaired                            Entitled to Vote
-------------------------------------------------------------------------------------------------------------------
Class 4C          REMIC Guarantee Claims                Impaired                            Entitled to Vote
-------------------------------------------------------------------------------------------------------------------
Class 4D          Litigation Claims                     Impaired                            Entitled to Vote
-------------------------------------------------------------------------------------------------------------------
Class 4E          Other Unsecured Claims                Impaired                            Entitled to Vote
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class 5           Intercompany Claims                   Substantively Consolidated          Not Entitled to Vote
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class 6A          Non-Debtor-Held Interests             Impaired                            Entitled to Vote
-------------------------------------------------------------------------------------------------------------------
Class 6B          Debtor-Held Interests                 Substantively Consolidated          Not Entitled to Vote
-------------------------------------------------------------------------------------------------------------------


    4.2  CLASS 1 (PRIORITY NON-TAX CLAIMS).

         Classification: Class 1 shall consist of all Priority Non-Tax Claims.

         Treatment: Subject to the terms herein, and unless the Holder of an Allowed Priority Non-Tax Claim agrees to receive other, less favorable treatment, each Holder of an Allowed Priority Non-Tax Claim shall be paid 100% of the unpaid amount of such Allowed Priority Non-Tax Claim in Cash from the Administrative/Priority Claims Reserve on or as soon as reasonably practicable after the later of (i) the Distribution Date or (ii) the date such Claim becomes an Allowed Claim.

         Voting: Class 1 is an Unimpaired Class, and Holders of Class 1 Claims are not entitled to vote.

    4.3  CLASS 2A (SECURED TAX CLAIMS).

         Classification: Class 2A shall consist of all Secured Tax Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, each Holder of an Allowed Tax Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities; (b) the return of the relevant collateral; (c) reinstate the Claim in accordance with the provisions of 11 U.S.C. ss. 1124(2); (d) such other treatment as shall be agreed to between the Holder of such Claim and the Debtors or the Disbursing Agent, as appropriate; or (e) such other, less favorable treatment as is determined by Final Order of the Bankruptcy Court. Such Distribution, if required, shall be made on or as soon as reasonably practicable after the relevant Distribution Date (subject, if applicable, to the receipt by the Debtors or the Disbursing Agent of the proceeds of the sale of the relevant collateral). Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released.

         Voting: Class 2A is an Unimpaired Class, and Holders of Class 2A Claims are not entitled to vote.

    4.4  CLASS 2B (1997 BONDS SECURED CLAIM).

         Classification: Class 2B shall consist of the 1997 Bonds Secured Claim, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed 1997 Bonds Secured Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities; (b) the return of the relevant collateral; (c) reinstate the Claim in accordance with the provisions of 11 U.S.C. ss. 1124(2); (d) such other, less favorable treatment as shall be agreed to between the Holder of such Claim and the Debtors or the Disbursing Agent, as appropriate; or (e) such other treatment as is determined by Final Order of the Bankruptcy Court. Such Distribution, if necessary, shall be made on or as soon as reasonably practicable after the relevant Distribution Date (subject, if applicable, to the receipt by the Debtors or the Disbursing Agent of the proceeds of the sale of the relevant collateral). Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released.

         Voting: Class 2B is an Unimpaired Class, and the Holder of the Class 2B Claim is not entitled to vote.

    4.5  CLASS 2C (1998 BONDS SECURED CLAIM).

         Classification: Class 2C shall consist of the 1998 Bonds Secured Claim, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed 1998 Bonds Secured Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities; (b) the return of the relevant collateral; (c) reinstate the Claim in accordance with the provisions of 11 U.S.C. ss. 1124(2); (d) such other, less favorable treatment as shall be agreed to between the Holder of such Claim and the Debtors or the Disbursing Agent, as appropriate; or (e) such other treatment as is determined by Final Order of the Bankruptcy Court. Such Distribution, if necessary, shall be made on or as soon as reasonably practicable after the relevant Distribution Date (subject, if applicable, to the receipt by the

Debtors or the Disbursing Agent of the proceeds of the sale of the relevant collateral). Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released.

         Voting: Class 2C is an Unimpaired Class, and the Holder of the Class 2C Claim is not entitled to vote.

    4.6  CLASS 2D (AUTO SECURED CLAIM).

         Classification: Class 2D shall consist of the Auto Secured Claim, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed Auto Secured Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities; (b) the return of the relevant collateral; (c) reinstate the Claim in accordance with the provisions of 11 U.S.C. ss. 1124(2); (d) such other, less favorable treatment as shall be agreed to between the Holder of such Claim and the Debtors or the Disbursing Agent, as appropriate; or (e) such other treatment as is determined by Final Order of the Bankruptcy Court. Such Distribution, if necessary, shall be made on or as soon as reasonably practicable after the relevant Distribution Date (subject, if applicable, to the receipt by the Debtors or the Disbursing Agent of the proceeds of the sale of the relevant collateral). Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released.

         Voting: Class 2D is an Unimpaired Class, and the Holder of the Class 2D Claim is not entitled to vote.

    4.7  CLASS 2E (CAROLINA SECURED CLAIM).

         Classification: Class 2E shall consist of the Carolina Secured Claim, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed Carolina Secured Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities; (b) the return of the relevant collateral; (c) reinstate the Claim in accordance with the provisions of 11 U.S.C. ss. 1124(2);
(d) such other treatment as shall be agreed to between the Holder of such Claim and the Debtors or the Disbursing Agent, as appropriate; or (e) such other, less favorable treatment as is determined by Final Order of the Bankruptcy Court. Such Distribution, if necessary, shall be made on or as soon as reasonably practicable after the relevant Distribution Date (subject, if applicable, to the receipt by the Debtors or the Disbursing Agent of the proceeds of the sale of the relevant collateral). Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released.

         Voting: Class 2E is an Unimpaired Class, and the Holder of the Class 2E Claim is not entitled to vote.

    4.8  CLASS 2F (FIRST AMERICAN SECURED CLAIM).

         Classification: Class 2F shall consist of the First American Secured Claim, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed First American Secured Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities; (b) the return of the relevant collateral; (c) reinstate the Claim in accordance with the provisions of 11 U.S.C. ss. 1124(2); (d) such other treatment as shall be agreed to between the Holder of such Claim and the Debtors or the Disbursing Agent, as appropriate; or (e) such other, less favorable treatment as is determined by Final Order of the Bankruptcy Court. Such Distribution, if necessary, shall be made on or as soon as reasonably practicable after the relevant Distribution Date (subject, if applicable, to the receipt by the Debtors or the Disbursing Agent of the proceeds of the sale of the relevant collateral). Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released.

         Voting: Class 2F is an Unimpaired Class, and the Holder of the Class 2F Claim is not entitled to vote.

    4.9  CLASS 2G (FOOTHILL SECURED CLAIM).

         Classification: Class 2G shall consist of the Foothill Secured Claim, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed Foothill Secured Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent, the relevant collateral, up to the unpaid amount of such Allowed Claim; provided, however, that such Distribution will only take place after the expiration of the letters of credit secured by such collateral. Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released.

         Voting: Class 2G is an Impaired Class, and the Holder of the Class 2G Claim is entitled to vote.

         Allowance. The Foothill Secured Claim shall be allowed in an aggregate amount pursuant to the Prepetition Loan Agreement as of the Petition Date.

    4.10 CLASS 2H (PULASKI BONDS SECURED CLAIM).

         Classification: Class 2H shall consist of the Pulaski Bonds Secured Claim, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed Pulaski Bonds Secured Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities; (b) the return of the relevant collateral; (c) reinstate the Claim in accordance with the provisions of 11 U.S.C. ss. 1124(2); (d) such other treatment as shall be agreed to between the Holder of such Claim and the Debtors or the Disbursing Agent, as appropriate; or (e) such other, less favorable treatment as is determined by Final Order of the Bankruptcy Court. Such Distribution, if necessary, shall be made on or as soon as reasonably practicable after the relevant Distribution Date (subject, if applicable, to the receipt by the Debtors or the Disbursing Agent of the proceeds of the sale of the relevant collateral). Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released.

         Voting: Class 2H is an Unimpaired Class, and the Holder of the Class 2H Claim is not entitled to vote.

    4.11 CLASS 2I (SCHMITTAUER SECURED CLAIM).

         Classification: Class 2I shall consist of the Schmittauer Secured Claim, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed Schmittauer Secured Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities; (b) the return of the relevant collateral; (c) reinstate the Claim in accordance with the provisions of 11 U.S.C. ss. 1124(2); (d) such other treatment as shall be agreed to between the Holder of such Claim and the Debtors or the Disbursing Agent, as appropriate; or (e) such other, less favorable treatment as is determined by Final Order of the Bankruptcy Court. Such Distribution, if necessary, shall be made on or as soon as reasonably practicable after the relevant Distribution Date (subject, if applicable, to the receipt by the Debtors or the Disbursing Agent of the proceeds of the sale of the relevant collateral). Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released.

         Voting: Class 2I is an Unimpaired Class, and the Holder of the Class 2I Claim is not entitled to vote.

    4.12 CLASS 2J (THOMAS SECURED CLAIM).

         Classification: Class 2J shall consist of the Thomas Secured Claim, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed Thomas Secured Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities; (b) the return of the relevant collateral; (c) reinstate the Claim in accordance with the provisions of 11 U.S.C. ss. 1124(2); (d) such other treatment as shall be agreed to between the Holder of such Claim and the Debtors or the Disbursing Agent, as appropriate; or (e) such other, less favorable treatment as is determined by Final Order of the Bankruptcy Court. Such Distribution, if necessary, shall be made on or as soon as reasonably practicable after the relevant Distribution Date (subject, if applicable, to the receipt by the Debtors or the Disbursing Agent of the proceeds of the sale of the relevant collateral). Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released.

         Voting: Class 2J is an Unimpaired Class, and the Holder of the Class 2J Claim is not entitled to vote.

    4.13 CLASS 2K (U.S. BANK SECURED CLAIM).

         Classification: Class 2K shall consist of the U.S. Bank Secured Claim, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, the Holder of the Allowed U.S. Bank Secured Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities; (b) the return of the relevant collateral; (c) reinstate the Claim in accordance with the provisions of 11 U.S.C. ss. 1124(2); (d) such other, less favorable treatment as shall be agreed to between the Holder of such Claim and the Debtors or the Disbursing Agent, as appropriate; or (e) such other treatment as is determined by Final Order of the Bankruptcy Court. Such Distribution, if necessary, shall be made on or as soon as reasonably practicable after the relevant Distribution Date (subject, if applicable, to the receipt by the Debtors or the Disbursing Agent of the proceeds of the sale of the relevant collateral). Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released.

         Voting: Class 2K is an Unimpaired Class, and the Holder of the Class 2K Claim is not entitled to vote.

    4.14 CLASS 2L (OTHER SECURED AND SETOFF CLAIMS).

         Classification: Class 2L shall consist of all Other Secured and Setoff Claims, to the extent (i) validly perfected under applicable non-bankruptcy law prior to the Petition Date or validly perfected after the Petition Date in accordance with section 546(b) of the Bankruptcy Code and (ii) otherwise enforceable against the Debtors' Estates or the property thereof.

         Treatment: Subject to the provisions of sections 502(b)(3) and 506(d) of the Bankruptcy Code and herein, each Holder of an Allowed Other Secured and Setoff Claim shall receive, at the option of the Debtors or the Disbursing Agent, as appropriate, and to the extent such Claim is secured by collateral in the possession of the Debtors or the Disbursing Agent: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid amount of such Allowed Claim (with such payments to be made, if applicable, from accounts set up by the Debtors, during the Chapter 11 Cases, in connection with the sale of such collateral), subject to applicable inter-creditor lien priorities (subject, if applicable, to the receipt by the Debtors or the Disbursing Agent of the proceeds of the sale of the relevant collateral); (b) the return of the relevant collateral; (c) reinstate the Claim in accordance with the provisions of 11 U.S.C. ss. 1124(2); (d) such other, less favorable treatment as shall be agreed to between the Holder of such Claim and the Debtors or the Disbursing Agent, as appropriate; or (e) such other treatment as is determined by Final Order of the Bankruptcy Court. Such Distribution shall be made on or as soon as reasonably practicable after the relevant Distribution Date. Upon receipt by the relevant Holder of such Distributions, such Holder's Lien, offset right or other security interest in the relevant collateral shall be deemed released. To the extent a Claim is partially an Allowed Other Secured and Setoff Claim based on an offset right and partially an Allowed Claim of another type, such Other Secured and Setoff Claim shall be deemed to have been (x) setoff only to the extent of the allowed amount of the allowed, liquidated, nondisputed, noncontingent claim owing to the Debtors or the Reorganized Debtor, and (y) a Claim classified in another relevant Class for any excess of such Claim over the amount so set off. If a Claim is fully a Secured Claim based on an offset right, the allowance of such Claim shall not affect any obligations or liabilities due and payable (at such time) to the Debtors that are in an amount in excess of the amount validly offset and the payment, in full and in cash, of all amounts due and owing as of the Effective Date to the Debtors and the turnover of any property of the Debtors held by such claimant on account of any unliquidated, disputed or contingent right of setoff shall be a precondition of the allowance of such Other Secured and Setoff Claim.

         Voting: Class 2L is an Unimpaired Class, and Holders of Class 2L Claims are not entitled to vote.

    4.15 CLASS 3 (CONVENIENCE CLAIMS).

         Classification: Class 3 shall consist of all Convenience Claims.

         Treatment: Subject to the terms herein unless the Holder of an Allowed Class 3 Claim agrees to receive other, less favorable treatment, each Holder of an Allowed Class 3 Claim shall receive the lesser of (i) 15% of the unpaid amount of such Allowed Class 3 Claim and (ii) such Holder's pro-rata share of $3,000,000.00 in Cash, in two equal installments, on the next two Distribution Dates, or as soon as reasonably practicable thereafter, at the election of the Debtors upon reasonable notice to the relevant Holders from the Convenience Class Reserve.

         Voting: Class 3 is an Impaired Class, and Holders of Class 3 Claims are entitled to vote.

         Allowance. The Convenience Claims shall be allowed in the aggregate amount of the Face Value of all Claims as of the Petition Date; provided, however, that any and all other Claims for payment of any principal, premium, if any, and interest owing and unpaid in respect of such Convenience Claims shall be disallowed for Distribution (but not voting) purposes.

    4.16 CLASS 4A (SENIOR NOTE CLAIMS).

         Classification: Class 4A shall consist of all Senior Note Claims.

         Treatment: Subject to the terms herein and unless the Holder of an Allowed Class 4A Claim who is the beneficial holder of such Class 4A Claim agrees to receive other, less favorable treatment, on or as soon as reasonably practicable after the Initial Distribution Date and each Quarterly Distribution Date thereafter, each Holder of an Allowed Class 4A Claim who is the beneficial holder of such Class 4A Claim shall receive on account of such Allowed Claim its Ratable share of the proceeds of the General Distribution Trust on the Effective Date All Senior Notes shall be deemed canceled.

         Voting: Class 4A is an Impaired Class, and Holders of Allowed Class 4A Claims who are the beneficial holders of such Class 4A Claims are entitled to vote.

         Allowance. The Senior Note Claims shall be allowed in the aggregate amount of [__________________] (inclusive of all principal, premium, if any, and interest accrued and unpaid as of the Petition Date), and any and all other Claims for payment of any principal, premium, if any, and interest owing and unpaid in respect of such Notes shall be disallowed for Distribution (but not voting) purposes.

    4.17 CLASS 4B (JUNIOR NOTE CLAIMS).

         Classification: Class 4B shall consist of all Junior Note Claims.

         Treatment: Subject to the terms herein and unless the Holder of an Allowed Class 4B Claim who is the beneficial holder of such Class 4B Claim agrees to receive other, less favorable treatment, on or as soon as reasonably practicable after the Initial Distribution Date and each Quarterly Distribution Date thereafter, each Holder of an Allowed Class 4B Claim who is the beneficial holder of such Class 4B Claim shall receive on account of such Allowed Claim its Ratable share of the proceeds of the General Distribution Trust on the Effective Date. All Junior Notes shall be deemed canceled.

         Voting: Class 4B is an Impaired Class, and Holders of Allowed Class 4B Claims who are the beneficial holders of such Class 4B Claims are entitled to vote.

         Allowance. The Junior Note Claims shall be allowed in the aggregate amount of [__________________] (inclusive of all principal, premium, if any, and interest accrued and unpaid as of the Petition Date), and any and all other Claims for payment of any principal, premium, if any, and interest owing and unpaid in respect of such Notes shall be disallowed for Distribution (but not voting) purposes.

    4.18 CLASS 4C (REMIC GUARANTEE CLAIMS).

         Classification: Class 4C shall consist of all REMIC Guarantee Claims.

         Treatment: Subject to the terms herein and unless the Holder of an Allowed Class 4C Claim who is the beneficial holder of such Class 4C Claim agrees to receive other, less favorable treatment, on or as soon as reasonably practicable after the Initial Distribution Date and each Quarterly Distribution Date thereafter, each Holder of an Allowed Class 4C Claim who is the beneficial holder of such Class 4C Claim shall receive on account of such Allowed Claim its Ratable share of the proceeds of the General Distribution Trust on the Effective Date. All B-2 REMIC Guarantees and the Resecuritization Note Put Option shall be deemed canceled. The B-2 REMIC Certificates and the X REMIC Certificates shall be unaffected.

         Voting: Class 4C is an Impaired Class, and Holders of Allowed Class 4C Claims who are the beneficial holders of such Class 4C Claims are entitled to vote.

         Allowance. The REMIC Guarantee Claims shall be allowed in an aggregate amount and paid in a manner determined by a Final Order of the Bankruptcy Court allowing such REMIC Guarantee Claims, and any and all other Claims for payment of any principal, premium, if any, and interest owing and unpaid in respect of such REMIC Guarantee Claims shall be disallowed for Distribution purposes. To the extent an order determining the amount of the Allowed REMIC Guarantee Claims is not a Final Order by the Effective Date, an amount equal to [________________] shall be reserved from the proceeds of the General Distribution Trust and paid out once a Final Order determining the Allowed REMIC Guarantee Claims is entered by the Bankruptcy Court.

         Distributions. Distributions shall be made to the REMIC Trustees and the Resecuritization Trustee, as applicable, who shall in turn make distributions to the beneficial holders of the B-Piece REMIC Certificates and the Resecuritization Note in accordance with the applicable REMIC Trust and Resecuritization Trust transaction documents and the Plan.

         NOTE: DUE TO CERTAIN NEGATIVE TAX CONSEQUENCES REGARDING DISTRIBUTIONS TO HOLDERS OF B-2 REMIC CERTIFICATES OF ACCOUNT OF THEIR STATUS AS HOLDERS OF ALLOWED REMIC GUARANTEE CLAIMS, HOLDERS OF ALLOWED REMIC GUARANTEE CLAIMS ARISING FROM THE B-2 REMIC GUARANTEES MAY BE REQUIRED TO TENDER THE UNDERLYING B-PIECE REMIC CERTIFICATE, AND THEREBY ASSIGN ANY FUTURE PAYMENTS THEREUNDER, TO THE DEBTORS IN EXCHANGE FOR AN ALLOWED REMIC GUARANTEE CLAIM IN AN ALLOWED AMOUNT EQUAL TO THE FACE AMOUNT OF THE B-PIECE REMIC CERTIFICATE PLUS ALLOWED INTEREST. THIS WOULD RESULT A SLIGHTLY DILUTED RECOVERY TO HOLDERS OF ALLOWED CLAIMS IN CLASS 4A, CLASS 4B, CLASS 4D AND CLASS 4E.

    4.19 CLASS 4D (LITIGATION CLAIMS).

         Classification: Class 4D shall consist of all Litigation Claims.

         Treatment: Subject to the terms herein and unless the Holder of an Allowed Class 4D Claim agrees to receive other, less favorable treatment, on or as soon as reasonably practicable after the Initial Distribution Date and each Quarterly Distribution Date thereafter, each Holder of an Allowed Class 4D Claim shall receive on account of such Allowed Claim its Ratable share of the proceeds of the General Distribution Trust on the Effective Date.

         Voting: Class 4D is an Impaired Class, and Holders of Allowed Class 4D Claims are entitled to vote.

         Allowance. The Litigation Claims shall be allowed in the aggregate amount of [__________________], and any and all other Claims for payment of any principal, premium, if any, and interest owing and unpaid in respect of such Other Unsecured Claims shall be disallowed for Distribution (but not voting) purposes.

    4.20 CLASS 4E (OTHER UNSECURED CLAIMS).

         Classification: Class 4E shall consist of all Other Unsecured Claims.

         Treatment: Subject to the terms herein and unless the Holder of an Allowed Class 4E Claim agrees to receive other, less favorable treatment, on or as soon as reasonably practicable after the Initial Distribution Date and each Quarterly Distribution Date thereafter, each Holder of an Allowed Class 4E Claim shall receive on account of such Allowed Claim its Ratable share of the proceeds of the General Distribution Trust on the Effective Date.

         Voting: Class 4E is an Impaired Class, and Holders of Allowed Class 4E Claims are entitled to vote.

         Allowance. The Other Unsecured Claims shall be allowed in the aggregate amount of [__________________], and any and all other Claims for payment of any principal, premium, if any, and interest owing and unpaid in respect of such Other Unsecured Claims shall be disallowed for Distribution (but not voting) purposes.

    4.21 CLASS 5 (INTERCOMPANY CLAIMS).

         Classification: Class 5 shall consist of all Intercompany Claims.

         Treatment: In connection with, and as a result of, the substantive consolidation of the Debtors' Estates and Chapter 11 Cases into the Reorganized Debtors, on the Confirmation Date or such other date as may be set by the Substantive Consolidation Order, but subject to the occurrence of the Effective Date, all Intercompany Claims shall be (i) released, (ii) contributed to capital, (iii) dividended or (iv) remain unimpaired, depending on the tax consequences, and Holders of Intercompany Claims shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Claims, except to the extent potential tax consequences otherwise dictate.

         Voting: Class 5 is an Impaired Class of Insiders under the Bankruptcy Code and Holders of Interests in Class 5 shall be conclusively deemed to have rejected the Plan.

    4.22 CLASS 6A (NON-DEBTOR-HELD INTERESTS).

         Classification: Class 6 shall consist of all Non-Debtor-Held Interests.

         Treatment: Subject to the terms herein and unless the Holder of an Allowed Class 6A Claim agrees to receive other, less favorable treatment, on or as soon as reasonably practicable after the Initial Distribution Date and each Quarterly Distribution Date thereafter, each Holder of an Allowed Class 6A Claim in Oakwood WHO VOTES IN FAVOR OF THIS PLAN shall receive its Ratable share of
(a) the New Warrants for the New Common Stock of the [New Holdco] paid from the General Distribution Trust if eligible under section 1129(b)(2)(B)(ii) of the Bankruptcy Code or (b) the Equity Compensation, if available. All Interests in Oakwood shall be deemed canceled. If the Distributions for all Allowed Claims in Class 4A, Class 4B, Class 4C, Class 4D and Class 4E from the General Distribution Trust result in 100% recovery for such Holders prior to the earlier of the exercise or expiration of the New Warrants, the Holders of New Warrants shall receive a Distribution, with such Distribution being an amount up to the value of the New Warrants as determined in the agreement concerning the New Warrants.

         Voting: Class 6A is an Impaired Class, and all Holders of Allowed Class 6A Claims are entitled to vote.

         Allowance. The Class 6A Claims shall be allowed in the aggregate amount of [__________________].

    4.23 CLASS 6B (DEBTOR-HELD INTERESTS).

         Classification: Class 6B shall consist of all Debtor-Held Interests in any Debtor.

         Treatment: In connection with, and as a result of, the substantive consolidation of the Debtors' Estates and Chapter 11 Cases into the Reorganized Debtors, on the Confirmation Date or such other date as may be set by the Substantive Consolidation Order, but subject to the occurrence of the Effective Date, all Debtor Holders of an Allowed Class 6B Claim in any of the Debtors shall either (i) retain such Debtor-Held Interest, in which case the Debtor Holding an Interest in an Affiliate Debtor shall continue to hold such Debtor-Held Interest or (ii) receive new equity in the appropriate Reorganized Debtor upon the cancellation of the old equity.

         Voting: Class 6B is an Impaired Class of Insiders under the Bankruptcy Code and Holders of Debtor-Held Interests in Class 6B shall be conclusively deemed to have rejected the Plan.

                                   ARTICLE V.

                              CONDITIONS PRECEDENT

    5.1  CONDITIONS TO CONFIRMATION.

         It is a condition to confirmation of the Plan that the Confirmation Order that is entered:

         (a) is in a form and substance satisfactory to the Debtors in their sole discretion, subject to Section 6.17 of the Plan; and

         (b)      includes provisions:

                  (i) authorizing the Reorganized Debtors to adopt and file their respective Amended and Restated Certificates of Incorporation and Amended and Restated Bylaws, if necessary;

                  (ii) authorizing the satisfaction in full of all Administrative Claims arising from the Final DIP Agreement;

                  (iii) authorizing the issuance of the New Common Stock and New Warrants, if necessary, and delivery of the same to the Disbursing Agent;

                  (iv) authorizing and directing the creation of the General Distribution Trust, the Administrative/Priority Claims Reserve, the Convenience Class Reserve and the Fee Claims Reserve and their funding in accordance with the Plan for eventual delivery to Holders of certain Allowed Claims;

                  (v) authorizing all of the other transactions contemplated by the Plan in order to effectuate the Plan;

                  (vi) exempting the New Common Stock and New Warrants, if necessary, from registration under the Securities Act and state and local laws pursuant to Section 1145; and

                  (vii) making the provisions of the Confirmation Order non-severable and mutually dependent.

    5.2  CONDITIONS TO CONSUMMATION.

         The Debtors intend to request that the Confirmation Order include a finding by the Bankruptcy Court that, notwithstanding Bankruptcy Rule 3020(e), the Confirmation Order shall take effect immediately upon its entry and shall be a Final Order. Notwithstanding the foregoing, the Plan may not be consummated, and the Effective Date shall not occur, unless and until each of the conditions set forth below is satisfied or waived by the Debtors in their sole discretion (if and to the extent permitted by Section 5.3 of this Plan, subject to Section
6.17 of this Plan):

         (a) the Debtors shall have sufficient Cash on hand (or investments projected by the Debtors to provide timely Cash) to make timely Distributions of Cash required hereunder;

         (b)      the Confirmation Order shall be a Final Order; and

         (c) the Debtors designate the date of the Effective Date, by written notice to (i) the Creditors' Committee, (ii) the United States Trustee, (iii) Greenwich and (iv) all parties that have requested notice in these Chapter 11 Cases pursuant to Bankruptcy Rule 2002.

    5.3  WAIVER OF CONDITIONS.

         The Debtors may waive, in their sole and absolute discretion, any condition set forth in this Article V at any time, without notice, without leave of or order of the Bankruptcy Court, and without any formal action other than proceeding to consummate the Plan, subject to Section 6.17 of the Plan.

    5.4  EFFECT OF NONOCCURRENCE OF THE CONDITIONS TO CONSUMMATION.

         If each of the conditions to consummation and the occurrence of the Effective Date has not been satisfied or duly waived by the Debtor in their sole and absolute discretion, on or before the first Business Day that is more than ninety (90) days after the Confirmation Date, or such later date as shall be agreed by the Debtors and the Creditors' Committee, the Debtors may schedule a status hearing with the Bankruptcy Court. If the Confirmation Order is ultimately vacated, the Plan shall be null and void in all respects, and nothing contained in the Plan shall constitute an admission, a waiver or release of any Claims against or Interests in any of the Debtors.

                                   ARTICLE VI.

                                 IMPLEMENTATION

         In addition to the provisions set forth elsewhere in the Plan, the following shall constitute the means of execution and implementation of the Plan.

    6.1  VESTING OF ASSETS IN THE REORGANIZED DEBTORS.

         Pursuant to section 1141(b) of the Bankruptcy Code, except as otherwise provided in the Plan, property of the Estates and of the Debtors shall revest in the Reorganized Debtors as restructured by this Plan on the Effective Date of the Plan. From and after the Effective Date, the Reorganized Debtors may operate their businesses and use, acquire, and dispose of property without supervision or approval of the Bankruptcy Court, free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules, and the guidelines and requirements of the United States Trustee, other than those restrictions expressly imposed by the Plan or the Confirmation Order. As of the Effective Date, all property of the Debtors and the Reorganized Debtors shall be free and clear of all Claims, Liens and interests, except as specifically provided in the Plan or in the Confirmation Order.

    6.2  RETENTION OF ACTIONS AND DEFENSES BY THE REORGANIZED DEBTORS.

         All Causes of Action, including Avoidance Actions, shall be and hereby are preserved. Prosecution and settlement of such Causes of Action, including Avoidance Actions, shall be the sole responsibility of the Reorganized Debtors or the Disbursing Agent, pursuant to this Plan, and the Confirmation Order, and the Reorganized Debtors or the Disbursing Agent, as the case may be, shall pursue those Causes of Action, including Avoidance Actions, as appropriate, in accordance with their respective judgment, of what is in the best interests, and for the benefit of the Creditors and of the Estates.

    6.3  FUNDING OF THE EXIT FACILITY.

         The principal terms and conditions of the Exit Facility shall be as customary for similar financings, subject to Section 6.17 of this Plan.

    6.4  CANCELLATION OF SECURITIES AND AGREEMENTS.

         On the Effective Date, all Junior Notes, Senior Notes, B-2 REMIC Guarantees, Resecuritization Note Put Option and Interests, and all documentation related thereto and all obligations of the Debtors under or in respect of any of the foregoing shall be cancelled and any rights thereunder terminated; provided, however, that (i) except as expressly set forth in the Plan or Confirmation Order, nothing contained in this Plan shall affect the obligations of the REMIC Trustee and the Resecuritization Trust under the applicable REMIC Trust and the Resecuritization Trust documents or impair, amend, or adversely affect the REMIC Trusts and the Resecuritization Trust and the rights of each REMIC Trustee and the Resecuritization Trustee thereunder relating to the B-Piece REMIC Certificates or the X REMIC Certificates, and (ii) the Senior Indenture and Junior Indenture shall continue in effect for purposes of permitting the Senior Indenture Trustee and the Junior Indenture Trustee to
(x) make distributions pursuant
to the Plan and to perform such necessary functions with respect thereto and
(xx) maintain and assert any rights or liens for reasonable fees, costs and expenses against Holders of the Senior Notes and the Junior Notes under the Senior Indenture and the Junior Indenture, respectively. Neither Oakwood, the other Debtors, nor the Disbursing Agent shall have any obligation to recognize any transfer of the B-2 REMIC Guarantees, the Resecuritization Note, the Junior Notes, the Senior Notes or the Interests occurring after the Effective Date.

    6.5  AMENDED AND RESTATED CERTIFICATES OF INCORPORATION.

         The Reorganized Debtors shall file their Amended and Restated Certificates of Incorporation with the offices of the Secretary of State of the state that governs their respective entities in accordance with the respective state law. Each Amended and Restated Certificate of Incorporation will, among other things, provide for the prohibition of the issuance of non-voting equity securities to the extent required by section 1123(a) of the Bankruptcy Code, and with respect to [New Holdco], authorize 20,000,000 shares of New Common Stock. After the Effective Date, the Reorganized Debtors may amend and restate their Amended Certificates of Incorporation and other constituent documents as permitted by applicable law.

    6.6  AMENDED AND RESTATED BYLAWS.

         The Reorganized Debtors shall adopt and effect the Amended and Restated Bylaws.

    6.7  NEW SECURITIES.

         On the Effective Date, [New Holdco] shall issue, in accordance with the provisions of this Plan, the New Common Stock and the New Warrants, and, to the extent required, transfer the New Common Stock and the New Warrants to the General Distribution Trust.

    6.8  DIRECTORS.

         Upon the Effective Date, the operation of each of the Reorganized Debtors shall become the general responsibility of their respective boards of directors (or their equivalents) who shall, thereafter, have the responsibility for the management, control and operation of each of the Reorganized Debtors. The initial Board of Directors for Reorganized Oakwood shall be comprised of seven (7) directors designated by the Creditors' Committee, which such designations shall be included by the Debtors in the Plan Supplement, prior to the Effective Date. If the Creditors' Committee does not so designate an initial Board of Directors, or designates an incomplete initial Board of Directors, the existing members of the Board of Directors of the Debtors, before the Confirmation Hearing, shall so designate those remaining undesignated directorships. The initial boards of directors of the subsidiary Reorganized Debtors shall be the same as that of Reorganized Oakwood unless otherwise designated by the Board of Directors of Reorganized Oakwood. Pursuant to section 1129(a)(5) of the Bankruptcy Code, the names of each of the director nominees shall be disclosed prior to the entry of any Confirmation Order. All such directors shall be deemed elected, and those directors not continuing in office shall be deemed removed therefrom, effective on the Effective Date, pursuant to the Confirmation Order. Such directors' tenure and the manner of selection of new directors shall be initially as provided in the Amended and Restated Certificates of Incorporation and the Amended and Restated Bylaws.

    6.9  OFFICERS.

         On the Effective Date, the existing officers of each of the Debtors shall be retained and shall remain as officers of the Reorganized Debtors and shall continue to serve until such time as they may resign, be removed or be replaced by the board of directors of each of the Reorganized Debtors.

    6.10 EMPLOYMENT CONTRACTS.

         From and after the Effective Date, the Reorganized Debtors may enter into employment contracts with their respective officers, agents or employees.

    6.11 CORPORATE ACTION.

         The adoption of the Amended and Restated Certificates of Incorporation, the Amended and Restated Bylaws, the selection of directors and officers for the Reorganized Debtors, the issuance and distribution of the New Common Stock and New Warrants, the execution and delivery of any contract, instrument, release, document or agreement, and any the other matter provided for under the Plan involving the corporate action to be taken by or required of any of the Reorganized Debtors shall be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects without any requirement of further action by stockholders or directors of any of the Debtors or Reorganized Debtors.

    6.12 OTHER DOCUMENTS AND ACTIONS.

         The Debtors and the Reorganized Debtors may execute such documents and take such other action as is necessary to effectuate the transactions provided for in the Plan.

    6.13 TREATMENT OF NEW COMMON STOCK AND NEW WARRANTS.

         The shares of New Common Stock, and New Warrants, if necessary, issued pursuant to the Plan shall be issued pursuant to the exemption from securities registration contained in section 1145 of the Bankruptcy Code.

    6.14     TERMINATION OF THE FINAL DIP AGREEMENT.

                  Subject to the payment in full of all amounts owed under the Final DIP Agreement or other such treatment as agreed to by the Debtors and Greenwich, on the Effective Date, the obligations arising under the Final DIP Agreement shall be deemed to have terminated. All amounts due and owing, if any, under the Final DIP Agreement shall be paid in full on the Effective Date as Allowed Administrative Claims, and all liens, mortgages and security interests granted under the Final DIP Agreement shall automatically be extinguished without the need for any filings or further actions under the state or federal laws, and all authorities shall be authorized to accept the Confirmation Order and notice of Effective Date as a release or satisfaction of all such liens, mortgages and security interests.

    6.15 FUNDING OF THE PLAN.

         The Distributions to be made pursuant to the Plan will be available from (a) funds realized in connection with past operations of the Debtors and their non-debtor affiliates, (b) existing Cash assets of the Debtors including the Net Proceeds, (c) the liquidation of certain non-Cash assets of the Debtors,
(d) the Exit Facility, the New Common Stock and the New Warrants.

         To the extent not otherwise provided for herein or ordered by the Bankruptcy Court, the Debtors, the Disbursing Agent or the Reorganized Debtors shall estimate appropriate reserves of Cash, New Common Stock and New Warrants, if necessary, to be set aside in order to pay or reserve for the payment of actual expenses and liabilities of the Estates after the Effective Date and expenses which accrued prior to the Effective Date, including Fee Claims, Administrative Claims, Priority Non-Tax Claims, Priority Tax Claims and Secured Claims, with such reserves being paid into the General Distribution Trust, the Administrative/Priority Claims Reserve, the Convenience Class Reserve and/or the Fee Claims Reserve, as appropriate.

    6.16 SUBSTANTIVE CONSOLIDATION.

         (a) EFFECT OF SUBSTANTIVE CONSOLIDATION.

         The Plan contemplates and is conditioned upon entry of the Substantive Consolidation Order, which shall effect the substantive consolidation of the Chapter 11 Cases into a single Chapter 11 Case solely for the purposes of all actions associated with confirmation and consummation of the Plan. On the Confirmation Date or such other date as may be set by a Final Order of the Bankruptcy Court, but subject to the occurrence of the Effective Date: (i) all Intercompany Claims shall be eliminated; (ii) all assets and liabilities of the Debtors shall be merged or treated as though they were merged for purposes of distribution; (iii) all prepetition and postpetition cross-corporate guarantees of the Debtors shall be eliminated; (iv) all Claims based upon guarantees of collection, payment or performance made by one or more Debtors as to the obligations of another Debtor or of any other Person shall be discharged, released and of no further force and effect; (v) any obligation of any Debtor and all guarantees thereof executed by one or more of the Debtors shall be deemed to be one obligation of the Estate; (vi) any Claims filed or to be filed in connection with any such obligation and such guarantees shall be deemed one Claim against the Estate; and (vii) each and every Claim filed in the individual Chapter 11 Case of any of the Debtors shall be deemed filed against the Estate in the consolidated Chapter 11 Cases and shall be deemed a single obligation of the Estate under the Plan on and after the Confirmation Date.

         (b) ORDER GRANTING SUBSTANTIVE CONSOLIDATION.

         Unless substantive consolidation has been approved by a prior order of the Bankruptcy Court, this Plan shall serve as a motion seeking entry of an order substantively consolidating the Chapter 11 Cases. Unless an objection to substantive consolidation is made in writing by any creditor affected by the Plan as herein provided on or before the Ballot Deadline, or such other date as may be fixed by the Bankruptcy Court, the Substantive Consolidation Order (which may be the Confirmation Order) may be entered by the Bankruptcy Court. In the event any such objections are timely filed, a hearing with respect thereto shall be scheduled by the Bankruptcy Court, which hearing may, but need not, coincide with the Confirmation Hearing.

    6.17 CREDITORS' COMMITTEE CONTROL OVER PLAN PROVISIONS.

         If the Creditors' Committee becomes a co-proponent of this Plan, or a Plan not materially different from this Plan, or makes a formal statement in support of this Plan, or a Plan not materially different from this Plan, urging Holders of Unsecured Claims to vote in favor of this Plan, or a Plan not materially different from this Plan, then:

         (a) it shall be a condition to confirmation of the Plan that the Confirmation Order that is entered is in a form and substance satisfactory to the Creditors' Committee as well as to the Debtors under Section 5.2 of the Plan;

         (b) the Debtors must obtain the consent of the Creditors' Committee as to the principal terms and conditions of any Exit Facility;

         (c) the Debtors must obtain the consent of the Creditors' Committee to waive, as set forth in Section 5.3 of the Plan, any condition to consummation set forth in Article V;

         (d) the Debtors must obtain the consent of the Creditors' Committee to make any amendments under Section 11.2 of the Plan; and

         (e) the Debtors must obtain the consent of the Creditors' Committee as to the form of the material documents in the Plan Supplement under Section 11.6 of the Plan.

    6.18 DISSOLUTION OF THE CREDITORS' COMMITTEE.

         The Creditors' Committee shall continue in existence until the Effective Date to exercise those powers and perform those duties specified in section 1103 of the Bankruptcy Code and shall perform such other duties as it may have been assigned by the Bankruptcy Court prior to the Effective Date. On the Effective Date, the Creditors' Committee shall be dissolved and its members shall be deemed released of any continuing duties, responsibilities and obligations in connection with the Chapter 11 Cases or the Plan and its implementation, and the retention and employment of the Creditors' Committee's attorneys, accountants and other agents shall terminate, except with respect to
(i) all Fee Claims and (ii) any appeals of the Confirmation Order. All expenses of Creditors' Committee members and the fees and expenses of their professionals through the Effective Date which are Allowed Claims shall be paid in accordance with the terms and conditions of the Fee Order and this Plan. Counsel to the Creditors' Committee shall be entitled to reasonable compensation and reimbursement of actual, necessary expenses for post-Confirmation Date activities authorized hereunder upon the submission of invoices to the Reorganized Debtors.

                                  ARTICLE VII.

                          EFFECTS OF PLAN CONFIRMATION

    7.1  DISCHARGE.

         Except as otherwise expressly provided in the Plan or Confirmation Order, as of the Effective Date, the Debtors and the Reorganized Debtors shall be discharged forthwith from, and the Confirmation Order shall operate as an injunction against, the commencement or continuation of an action, the employment of process, or an act to collect, recover or offset, any Claim, Interest and any other "debt" (as that term is defined in section 101(12) of the Bankruptcy Code) from or against the Debtors or the Reorganized Debtors, and the Debtors' and the Reorganized Debtors' liability in respect thereof shall be extinguished completely, whether reduced to judgment or not, liquidated or unliquidated, contingent or noncontingent, asserted or unasserted, fixed or not, matured or unmatured, disputed or undisputed, legal or equitable, known or unknown, or arising from any agreement of the Debtors entered into or obligation of any kind of the Debtors incurred before the Confirmation Date, or from any conduct of the Debtors occurring prior to the Confirmation Date or that otherwise arose before the Confirmation Date (including, without limitation, all interest, if any, on any such debts, whether such interest accrued before or after the date of commencement of the applicable Chapter 11 Case), and the Debtors and the Reorganized Debtors shall be released and discharged from any liability of a kind specified in section 502(g), 502(h) and 502(i) of the Bankruptcy Code, whether or not a proof of claim is filed or deemed filed under section 501 of the Bankruptcy Code, such Claim is allowed under section 502 of the Bankruptcy Code, or the Holder of such Claim has accepted the Plan.

    7.2  RETENTION OF CAUSES OF ACTION/RESERVATION OF RIGHTS.

         Nothing contained in the Plan or the Confirmation Order shall be deemed to be a waiver or relinquishment of any Causes of Action, including Avoidance Actions, that the Debtors, the Reorganized Debtors or Disbursing Agent may have currently or which the Reorganized Debtors or Disbursing Agent may choose to assert on behalf of their Estates under any provision of the Bankruptcy Code or any similar applicable non-bankruptcy law, all of which are expressly reserved by the Plan.

         Nothing contained in the Plan or the Confirmation Order shall be deemed to be a waiver or relinquishment of any Causes of Action, including Avoidance Actions, which the Debtors had immediately prior to the Petition Date, against or with respect to any Claim left unaltered or Unimpaired by the Plan. The Reorganized Debtors or Disbursing Agent shall have, retain, reserve and be entitled to assert all such Causes of Action which they had immediately prior to the Petition Date fully as if the Chapter 11 Case had not been commenced; and all of the Reorganized Debtors' or Disbursing Agent's legal and equitable rights respecting any Claim left unaltered or Unimpaired by the Plan may be asserted after the Confirmation Date to the same extent as if the Chapter 11 Cases had not been commenced.

    7.3  POST-CONSUMMATION EFFECT OF EVIDENCE OF CLAIMS OR INTERESTS.

         Outstanding notes, stock certificates, and other instruments evidencing Claims against or Interests in the Debtors shall, effective upon the Effective Date, represent only the right to participate in the Distributions, if any, contemplated by the Plan to the extent that such Claim or Interest Allowed under the Plan. As described in Article IV, above, such instruments shall be deemed cancelled.

    7.4  LIMITED RELEASES BY HOLDERS.

         Except as otherwise expressly provided in the Plan, on the Effective Date, in consideration for, or as part of, the treatment accorded to the Holders of Claims and Interests under the Plan, each Holder of a Claim or Interest shall be deemed to (a) have released the Released Parties from any and all causes of action and claims, in law or in equity, whether based on tort, fraud, contract or otherwise, which they individually or collectively theretofore or thereafter possessed or may possess and (b) have agreed, pursuant to section 1123(a)(4) of the Bankruptcy Code, to the treatment received as a member of their Class under the Plan.

    7.5  LIMITED RELEASES BY DEBTORS.

         As of the Effective Date, the Debtors shall be deemed to have waived and released the Released Parties from any and all Causes of Action, including Avoidance Actions, of the Debtors (including Claims which the Debtors otherwise have legal power to assert, compromise or settle in connection their Chapter 11 Cases) arising on or prior to the Effective Date; provided, however, that this provision shall not operate as a waiver or release of any Claim (a) in respect to any loan, advance or similar payment by the Debtors to any Released Party,
(b) in respect of any contractual obligation owed by such Released Party to any of the Debtors, or (c) or to the extent based upon or attributable to such Released Party gaining in fact a personal profit to which such Released Party was not legally entitled, including, without limitation, profits made from the purchase or sale of equity securities of Oakwood which are recoverable by Oakwood pursuant to section 16(b) of the Securities Exchange Act of 1934, as amended.

    7.6  TERM OF INJUNCTIONS OR STAYS.

         Unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Cases pursuant to sections 105 or 362 of the Bankruptcy Code or otherwise in effect on the Confirmation Date shall remain in full force and effect until the Effective Date.

    7.7  EXCULPATION.

         The Released Parties and the Senior Indenture Trustee, the Junior Indenture Trustee, the individual REMIC Trustees and the Resecuritization Trustee, and, to the extent they served or were employed during or in furtherance of the Chapter 11 Cases, each of their respective current and former members, partners, officers, directors, employees, advisors, professionals, affiliates or agents, shall neither have nor incur any liability, in any form, to any Holder of a Claim or Interest, or a governmental entity on behalf of a Holder of a Claim or Interest, for any act or omission in connection with or arising out of their involvement in the filing and conduct of the Chapter 11 Cases, including the payment or partial payment of Claims arising prior to the Petition Date, the solicitation of votes for acceptance or rejection of the Plan, the pursuit of confirmation and consummation of the Plan, the administration of the Plan or the property to be distributed under the Plan except for any liabilities which may arise under the statutes or regulations administered by the Securities and Exchange Commission or from any willful misconduct, and, in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan and applicable law.

    7.8  INJUNCTION.

         THE CONFIRMATION ORDER SHALL PROVIDE, AMONG OTHER THINGS, THAT ALL PERSONS WHO HAVE HELD, HOLD OR MAY HOLD CLAIMS AGAINST OR INTERESTS IN ANY OF THE DEBTORS ARE, WITH RESPECT TO ANY SUCH CLAIMS OR INTERESTS, PERMANENTLY ENJOINED FROM AND AFTER THE CONFIRMATION DATE FROM TAKING ANY OF THE FOLLOWING ACTIONS (OTHER THAN ACTIONS TO ENFORCE ANY RIGHTS OR OBLIGATIONS UNDER THE
PLAN): (a) COMMENCING, CONDUCTING OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION OR OTHER PROCEEDING OF ANY KIND (INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING IN A JUDICIAL, ARBITRAL, ADMINISTRATIVE OR OTHER FORUM) AGAINST OR AFFECTING THE DEBTORS, THE ESTATES, THE REORGANIZED DEBTORS, THE DISBURSING AGENT, THE GENERAL DISTRIBUTION TRUST OR ANY OF THEIR PROPERTY, INCLUDING SELF-INSURANCE POLICIES; (b) ENFORCING, LEVYING, ATTACHING (INCLUDING, WITHOUT LIMITATION, ANY PRE-JUDGMENT ATTACHMENT), COLLECTING OR OTHERWISE RECOVERING BY ANY MANNER OR MEANS, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST THE DEBTORS, THE ESTATES, THE REORGANIZED DEBTORS, THE DISBURSING AGENT, THE GENERAL DISTRIBUTION TRUST OR ANY OF THEIR PROPERTY; (c) CREATING, PERFECTING OR OTHERWISE ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY ENCUMBRANCE OF ANY KIND AGAINST THE DEBTORS, THE ESTATES, THE REORGANIZED DEBTORS, THE DISBURSING AGENT, THE GENERAL DISTRIBUTION TRUST OR ANY OF THEIR PROPERTY; (d) ASSERTING ANY RIGHT OF SETOFF, DIRECTLY OR INDIRECTLY, AGAINST ANY OBLIGATION DUE THE DEBTORS, THE ESTATES, THE REORGANIZED DEBTORS, THE DISBURSING AGENT, THE GENERAL DISTRIBUTION TRUST OR ANY OF THEIR PROPERTY, EXCEPT AS CONTEMPLATED OR ALLOWED BY THE PLAN; (e) ACTING OR PROCEEDING IN ANY MANNER, IN ANY PLACE WHATSOEVER, THAT DOES NOT CONFORM TO OR COMPLY WITH THE PROVISIONS OF THE PLAN; AND (f) PROSECUTING OR OTHERWISE ASSERTING ANY RIGHT, CLAIM OR CAUSE OF ACTION RELEASED PURSUANT TO THE PLAN.

    7.9  WAIVER OF CERTAIN CLAIMS.

         Subject to Section 6.4 of the Plan, but subject to the occurrence of the Initial Distribution Date, and except as otherwise expressly provided in the Confirmation Order or herein, all Holders of Junior Note Claims, Senior Note Claims and REMIC Guarantee Claims and Junior Indenture Trustees, the Senior Indenture Trustees, the REMIC Trustees and the Resecuritization Trustee shall be deemed, by virtue of their receipt of Distributions and/or other treatment contemplated under the Plan, to have forever covenanted with each other to waive, release and not to assert, sue, or otherwise seek any recovery from each other or the Released Parties, whether for tort, contract, violations of federal or state securities laws, or otherwise, based upon any claim, right or cause of action related to the construction and enforcement of the Junior Indenture, the Senior Indenture or any obligations under the B-2 REMIC Guarantees and the Resecuritization Note Put Option or any alleged priority or subordination in respect of Distributions received on account of Junior Note Claims, Senior Note Claims or REMIC Guarantee Claims.

    7.10 RELEASE OF LIENS AND PERFECTION OF LIENS.

         Except as otherwise specifically provided in the Plan or in any agreement, instrument or document created in connection with the Plan: (a) each Holder of (i) a Secured Claim, (ii) a Claim that is purportedly secured and/or
(iii) a judgment, personal property or ad valorem tax, mechanics' or similar Lien Claim, in each case regardless of whether such Claim is an Allowed Claim, shall, on or immediately before the Effective Date and regardless of whether such Claim has been scheduled or proof of such Claim has been filed: (1) turn over and release to the Estates, the Reorganized Debtors, the General Distribution Trust or the Disbursing Agent, as the case may be, any and all property of the Debtors or the Estates that secures or purportedly secures such Claim, or such Lien and/or Claim which shall automatically, and without further action by the Debtors, the Estates, the Reorganized Debtors, the General Distribution Trust or the Disbursing Agent, be deemed released; and (2) execute such documents and instruments as the Disbursing Agent or the Reorganized Debtors require(s) to evidence such Claim Holder's release of such property or Lien, and if such Holder violates the Confirmation Order by refusing to execute appropriate documents or instruments, the Disbursing Agent or the Reorganized Debtors may, in its or their discretion, file a copy of the Confirmation Order which shall serve to release any Claim Holder's rights in such property; and (b) on the Effective Date, all right, title and interest in such property shall revert to the Reorganized Debtors or the Estates, to be transferred to the Reorganized Debtors, the General Distribution Trust or Disbursing Agent, free and clear of all Claims and Interests, including, without limitation, Liens, escrows, charges, pledges, encumbrances and/or security interests of any kind.

         Without limiting the automatic release provisions of the immediately preceding paragraph: (a) no Distribution hereunder shall be made to or on behalf of any Claim Holder unless and until such Holder executes and delivers to the Debtors, the Estates, the Reorganized Debtors, the General Distribution Trust or the Disbursing Agent (as applicable) such release of Liens or otherwise turns over and releases such Cash, pledge or other possessory Liens; (b) such Holder that fails to execute and deliver such release of Liens within ninety (90) days after the Effective Date shall be deemed to have no Claim against the Debtors, the Estates, the Reorganized Debtors, the General Distribution Trust or the Disbursing Agent or their assets or property in respect of such Claim and shall not participate in any Distribution hereunder; and (c) the Debtors, the Reorganized Debtors or the Disbursing Agent (as appropriate), who shall be deemed to be appointed as attorney-in-fact for all such Holders of Lien Claims for the purpose of releasing such Liens, shall be authorized to use, and all authorities shall be required to accept, the Conformation Order and the notice of Effective Date as satisfaction of all Liens.

    7.11 INSURANCE PRESERVATION.

         Nothing in the Plan, including any releases, shall diminish or impair the Debtors' ability to enforce any insurance policies or other policies of insurance that may cover insurance Claims or other Claims against the Debtor or any other Person.

                                  ARTICLE VIII.

              GENERAL PROVISIONS REGARDING TREATMENT OF CLAIMS AND
                   INTERESTS AND DISTRIBUTIONS UNDER THE PLAN

    8.1  DISTRIBUTIONS.

         Except as otherwise provided in the Plan, initially, property to be distributed under the Plan (a) to Holders of Administrative Claims, Priority Non-Tax Claims, Priority Tax Claims, Secured Claims and Convenience Claims, shall be distributed on the date that is the later of (i) the Effective Date (or as soon thereafter as reasonably practicable) and (ii) the date (or as soon thereafter as is reasonably practicable) such Claims become Allowed Claims or otherwise become payable under the Plan; (b) with respect to Holders of Fee Claims, shall be distributed on the date (or as soon thereafter as reasonably practicable) that such Claims are allowed by Final Order of the Bankruptcy Court; and (c) with respect to Holders of Junior Note Claims, Senior Note Claims, REMIC Guarantee Claims, Litigation Claims, Other Unsecured Claims or the Interests (subject to the priority scheme set forth in the Plan), shall be distributed on the date as soon as reasonably practicable after the Effective Date. Subsequently, property to be distributed under the Plan shall be distributed on the first Business Day that is ninety (90) days after the immediately preceding Distribution Date for a particular Class of Claims. Notwithstanding any other provision of the Plan, there shall be no more than one Distribution Date each fiscal quarter for all Allowed Claims that results in Distributions. With respect to Secured Claims, occurrence of the Distribution Date shall be subject, if applicable, to Estates' receipt of the Net Proceeds of the sale of the relevant collateral, if applicable. All Distributions of Cash, New Common Stock and New Warrants, if applicable, will be made by the Disbursing Agent from the General Distribution Trust, the Administrative/Priority Claims Reserve, the Convenience Class Reserve or the Fee Claims Reserve.

    8.2  DISTRIBUTIONS TO CLASSES 4A, 4B AND 4C.

         Distributions for the benefit of beneficial holders of Senior Notes, Junior Notes, B-2 REMIC Guarantees and the Resecuritization Note shall be made to the Senior Indenture Trustee, the Junior Indenture Trustee, the individual REMIC Trustees and the Resecuritization Trustee, as applicable. The Senior Indenture Trustee, the Junior Indenture Trustee, the individual REMIC Trustees and the Resecuritization Trustee shall, in turn, promptly administer the Distributions to the beneficial Holders of Allowed Claims in Classes 4A, 4B and 4C, as applicable, in accordance with the Plan and applicable transaction documents. None of the Senior Indenture Trustee, the Junior Indenture Trustee, the individual REMIC Trustees and the Resecuritization Trustee shall be required to give any bond or surety or other security for the performance of their duties unless otherwise ordered by the Bankruptcy Court; and in the event that such parties are so otherwise ordered, all costs and expenses of procuring any such bond or surety shall be paid from the Distributions to the beneficial Holders of Senior Note Claims, Junior Note Claims and REMIC Guarantee Claims. Additionally, to the extent necessary to pay the Senior Indenture Trustee Charging Lien, the Junior Indenture Trustee Charging Lien, the Senior Indenture Trustee Prepetition Fees and Expenses, the Junior Indenture Trustee Prepetition Fees and Expenses, and any similar Charging Liens or Fees and Expenses of the REMIC Trustees or the Resecuritization Trustee, up to $500,000.00 in Cash will be paid to the Holders of

Senior Note Claims, Junior Note Claims and REMIC Guarantee Claims, in lieu of an identical value of New Common Stock (maintaining a Pro Rata Distribution to all Allowed Claims), in order to pay such charging liens, prepetition fees and prepetition expenses of such trustees.

    8.3  TRANSMITTAL OF DISTRIBUTIONS AND NOTICES.

         Any property or notice which a Person is or becomes entitled to receive pursuant to the Plan may be delivered by regular mail, postage prepaid, in an envelope addressed to that Person's Distribution Address. Property distributed in accordance with this Section shall be deemed delivered to such Person regardless of whether such property is actually received by that Person.

         A Holder of a Claim or Interest may designate a different Distribution Address by notifying the Disbursing Agent of that address in writing. Any change of Distribution Address must be provided to the Disbursing Agent by registered mail in order to be effective. Such notification shall be effective only upon receipt.

         Distributions and Notices to the Holders of REMIC Guarantee Claims shall be delivered by regular mail, postage prepaid, in an envelope addressed to JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, NY 10004, Attn:
James R. Lewis, Esq., Tel: (212) 623-6759, Fax: (212) 623-6165.

    8.4  UNCLAIMED DISTRIBUTIONS.

         Unclaimed Property shall be forfeited by the Holder entitled thereto, whereupon all rights, titles and interests in and to the Unclaimed Property shall immediately and irrevocably revest in the Reorganized Debtors, the Holder of the Allowed Claim previously entitled to such Unclaimed Property shall cease to be entitled thereto, and such Unclaimed Property shall be retained by the Reorganized Debtors. A Claim and the Unclaimed Property distributed on account of such Claim shall not escheat to any federal, state or local government or other entity by reason of the failure of its Holder to claim a Distribution in respect of such Claim.

    8.5  SETOFFS.

         The Debtors may, but shall not be required to, setoff against any Claim (for purposes of determining the allowed amount of such Claim on which distribution shall be made), any claims of any nature whatsoever that the Debtors may have against the claimant, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors of any such claim the Debtors may have against such claimant.

    8.6  WITHHOLDING TAXES AND EXPENSES OF DISTRIBUTION.

         Any federal, state or local withholding taxes or other amounts required to be withheld under applicable law shall be deducted from Distributions hereunder. All Persons holding Claims shall be required to provide any information necessary to effect the withholding of such taxes. In addition, all Distributions under the Plan shall be net of the actual and reasonable costs of making such Distributions.

    8.7  ALLOCATION OF PLAN DISTRIBUTIONS BETWEEN PRINCIPAL AND INTEREST.

         To the extent that any Allowed Claim entitled to a Distribution under the Plan is comprised of indebtedness and accrued but unpaid interest thereon, such Distribution shall, for federal income tax purposes, be allocated to the principal amount of the Claim first and then, to the extent the consideration exceeds the principal amount of the Claim, to the portion of such Claim representing accrued but unpaid interest.

    8.8  DISPUTED IDENTITY OF HOLDER.

         If any dispute arises as to the identity of a Holder of an Allowed Claim who is to receive any Distribution, the Disbursing Agent may, in lieu of making such Distribution to such Person, make such Distribution into an escrow account until the disposition thereof shall be determined by the Bankruptcy Court order or by written agreement among the interested parties to such dispute; provided, however, that if the dispute remains unresolved by Final Order for more than ninety (90) days after the relevant Distribution Date, the property which is the subject of the dispute shall irrevocably become Unclaimed Property.

    8.9  TRANSFERS OF CLAIMS.

         As of the close of business on the Confirmation Date, the various transfer registers for each of the Classes of Claims or Interests as maintained by the Debtors, or their respective agents, shall be deemed closed, and there shall be no further changes in the Holders of record of any of the Claims or Interests. No party, including but not limited to the Debtors, the Reorganized Debtors, and the Disbursing Agent, shall have any obligation to recognize any transfer of the Claims or Interests occurring on or after the Record Date unless notice of the transfer of such Claim or Interest, in form and substance satisfactory to the Debtors or the Disbursing Agent, as appropriate, shall have been received by the Debtors or the Disbursing Agent, as appropriate, prior to the Record Date. Only those Holders of record stated on the transfer ledgers as of the close of business on the Record Date, to the extent applicable, shall be entitled to be recognized for all purposes hereunder.

    8.10 METHOD OF CASH DISTRIBUTIONS.

         Any Cash payment to be made by the Disbursing Agent pursuant to the Plan may be made, at the sole discretion of the Disbursing Agent, by draft, check, wire transfer, or as otherwise required or provided in any relevant agreement or applicable law. Any payment or Distribution due on a day other than a Business Day shall be made, without interest, on the next Business Day.

    8.11 DE MINIMIS DISTRIBUTIONS AND FRACTIONAL SHARES.

         No Cash payment in an amount less than fifty dollars ($50.00) shall be made by the Reorganized Debtors or the Disbursing Agent to any Holder of a Claim or Interest unless a request therefor is made in writing to the Reorganized Debtors or the Disbursing Agent. No fractional shares of New Common Stock or New Warrants shall be distributed. Whenever any distribution of a fraction of a share of New Common Stock under the Plan would otherwise be called for, the actual distribution shall reflect a rounding down of such fraction to the nearest whole share. Whenever any distribution of a fraction of a New Warrant under the Plan would otherwise be called for, the actual distribution shall reflect a rounding down of such fraction to the nearest whole warrant.

    8.12 NO DISTRIBUTION IN EXCESS OF ALLOWED AMOUNT OF CLAIM.

         Notwithstanding anything to the contrary herein, no Holder of an Allowed Claim shall receive in respect of such Claim any Distribution in excess of the allowed amount of such Claim.

    8.13 EXEMPTION FROM CERTAIN TRANSFER TAXES.

         Pursuant to section 1146(c) of the Bankruptcy Code: (a) the issuance, transfer or exchange of any securities, instruments or documents; (b) the creation or release of any other Lien, mortgage, deed of trust or other security interest; or (c) the making or assignment of any lease or sublease or the making or delivery of any deed or other instrument of transfer under, pursuant to, in furtherance of or in connection with, the Plan or the sale of any assets of the Debtors or the Reorganized Debtors, including any deeds, releases, bills of sale or assignments executed in connection with the Plan or the Confirmation Order, shall not be subject to any stamp tax, transfer tax, intangible tax, recording fee, or similar tax, charge or expense to the fullest extent provided for under section 1146(c) of the Bankruptcy Code.

         All of the asset sales entered into by the Debtors during the Chapter 11 Cases and approved by the Bankruptcy Court pursuant to section 363 of the Bankruptcy Code were sales in contemplation of this Plan and, therefore, all such actions taken pursuant to such sales are entitled to the exemptions provided for under and to the fullest extent permitted by section 1146(c) of the Bankruptcy Code.

                                   ARTICLE IX.

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

    9.1  ASSUMPTION OR REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         On the Effective Date, and to the extent permitted by applicable law all executory contracts and unexpired leases of each of the Debtors shall be assumed in accordance with the provisions of section 365 and section 1123 of the Bankruptcy Code, excluding (a) any and all executory contracts or unexpired leases which are the subject of separate motions filed pursuant to section 365 of the Bankruptcy Code by the Debtors prior to the commencement of the Confirmation Hearing, (b) such contracts or leases as are listed on the Executory Contract

Schedule filed by the Debtors, which may be modified by the Debtors, Reorganized Debtors or Disbursing Agent up to ninety (90) days after the Effective Date, all of which contracts or leases shall be deemed rejected pursuant to the provisions of section 365 and section 1123 of the Bankruptcy Code as of the Effective Date, and (c) any and all executory contracts or unexpired leases rejected prior to entry of the Confirmation Order. Contracts or leases entered into after the Petition Date will be performed by the Reorganized Debtors in the ordinary course of their businesses.

    9.2  BAR DATE FOR REJECTION DAMAGES.

         If the rejection of any executory contract or unexpired lease under the Plan gives rise to a Claim by the non-Debtor party or parties to such contract or lease, such Claim, to the extent that it is timely filed and is an Allowed Claim, shall be classified in Class 4E; provided, however, that the Unsecured Claim arising from such rejection shall be forever barred and shall not be enforceable against the Debtors, the Reorganized Debtors, the Disbursing Agent, their successors or properties, unless a proof of such Claim is filed and served on the Disbursing Agent and the Claims Agent within thirty (30) days after the date of notice of the entry of the order of the Bankruptcy Court rejecting the executory contract or unexpired lease which may include, if applicable, the Confirmation Order.

                                   ARTICLE X.

           DISPUTED, CONTINGENT AND UNLIQUIDATED CLAIMS AND INTERESTS

    10.1 OBJECTIONS TO CLAIMS.

         The Debtors may object to the allowance of any Claim filed in the Chapter 11 Cases. From and after the Effective Date, the Reorganized Debtors or the Disbursing Agent, shall have the exclusive responsibility for reviewing and objecting to the allowance of Claims before the Claims Objection Deadline. All objections shall be litigated to a Final Order; provided, however, that the Debtors, the Reorganized Debtors or the Disbursing Agent, as the case may be, may compromise and settle any objections to Claims, subject to the provisions of this Article X without further order of the Bankruptcy Court.

    10.2 ESTIMATION OF CLAIMS.

         The Debtors, the Reorganized Debtors, or the Disbursing Agent may, at any time, request that the Bankruptcy Court enter an Estimation Order fixing the value of, pursuant to section 502(c) of the Bankruptcy Code, any Disputed Claim, regardless of whether a Debtor has previously objected to such Claim or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Disputed Claim at any time during litigation concerning any objection to any Disputed Claim, including during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court enters an Estimation Order estimating any Disputed Claim, the amount of such estimation will constitute either the allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, the Debtors, the Reorganized Debtors or the Disbursing Agent may elect to pursue any supplemental proceedings to object to any ultimate payment on such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and are not necessarily exclusive of one another. Claims may be estimated and thereafter resolved by any mechanism permitted under the Bankruptcy Code or the Plan.

    10.3 AMENDMENTS TO CLAIMS.

         A Claim may be amended to increase or improve priority prior to the Confirmation Date only as agreed upon by the Debtors and the Holder of such Claim, or as otherwise permitted by the Bankruptcy Court, the Bankruptcy Rules or applicable law. After the Confirmation Date, a Claim may not be filed or amended without the authorization of the Bankruptcy Court and, even with such Bankruptcy Court authorization, may be amended by the Holder of such Claim solely to decrease, but not to increase, the amount or priority. Unless otherwise provided herein, any new or amended Claim filed after the Confirmation Date shall be deemed disallowed in full and expunged without any action by the Debtors, the Reorganized Debtors, the Disbursing Agent, or the Creditors' Committee, unless the Claim Holder has obtained prior Bankruptcy Court authorization for the filing.

    10.4 AUTHORITY TO SETTLE DISPUTED CLAIMS.

         From and after the Effective Date, the Disbursing Agent shall be authorized with respect to those Claims or Interests which are not allowed by Final Order of the Bankruptcy Court, pursuant to Bankruptcy Rule 9019 and section 105(a) of the Bankruptcy Code, to compromise and settle Disputed Claims with a Disputed Amount in excess of $25,000.00, upon Bankruptcy Court approval of such settlement, which shall constitute sufficient notice in accordance with the Bankruptcy Code and the Bankruptcy Rules for compromise and settlement of claims. Notwithstanding any prior order of the Bankruptcy Court or the provisions of Bankruptcy Rule 9019, as of the Effective Date the Reorganized Debtors may settle or compromise any Disputed Claim with a Disputed Amount of $25,000.00 or less without approval of the Bankruptcy Court, provided that such settlement or compromise is evidenced by a writing signed by a duly authorized representative of the Reorganized Debtors.

    10.5 NO RECOURSE.

         Notwithstanding that the allowed amount of any particular Disputed Claim is reconsidered under the applicable provisions of the Bankruptcy Code and Bankruptcy Rules or is allowed in an amount for which there is insufficient Cash in the relevant fund or reserve to provide a recovery equal to that received by other Holders of Allowed Claims in the relevant Class, no Claim Holder shall have recourse to the Debtors, the Reorganized Debtors, the Disbursing Agent, or the Creditors' Committee or any member thereof (as to such Creditors' Committee members, solely in their capacity as members of the Creditors' Committee) or any of their respective professionals, or their successors or assigns, or the Holder of any other Claim, or any of their respective property. However, nothing in the Plan shall modify any right of a Holder of a Claim under section 502(j) of the Bankruptcy Code. THUS, THE BANKRUPTCY COURT'S ENTRY OF AN ESTIMATION ORDER MAY LIMIT THE DISTRIBUTION TO BE MADE ON INDIVIDUAL DISPUTED CLAIMS, REGARDLESS OF THE AMOUNT FINALLY ALLOWED ON ACCOUNT OF SUCH DISPUTED CLAIMS.

                                   ARTICLE XI.

                            ADMINISTRATIVE PROVISIONS

    11.1 RETENTION OF JURISDICTION.

         Notwithstanding confirmation of the Plan or occurrence of the Effective Date, the Bankruptcy Court shall retain exclusive jurisdiction over all matters arising out of or related to the Chapter 11 Cases and the Plan to the fullest extent legally permissible, including, without limitation, for the following purposes:

         (a) to determine the allowance, classification, or priority of Claims upon objection by the Debtors, the Reorganized Debtors, the Creditors' Committee or the Disbursing Agent, or any other party in interest entitled to file an objection, and the validity, extent, priority and nonavoidability of consensual and nonconsensual Liens and other encumbrances;

         (b) to issue injunctions or take such other actions or make such other orders as may be necessary or appropriate to restrain interference with the Plan or its execution or implementation by any Person, to construe and to take any other action to enforce and execute the Plan, the Confirmation Order, or any other order of the Bankruptcy Court, to issue such orders as may be necessary for the implementation, execution, performance and consummation of the Plan and all matters referred to herein, and to determine all matters that may be pending before the Bankruptcy Court in the Chapter 11 Cases on or before the Effective Date with respect to any Person;

         (c) to protect the property of the Estates, the Reorganized Debtors or the Disbursing Agent, as the case may be, including Litigation Claims, from claims against, or interference with, such property, including actions to quiet or otherwise clear title to such property or to resolve any dispute concerning Liens, security interest or encumbrances on any property of the Estates or the Reorganized Debtor;

         (d)      to determine any and all applications for allowance of Fee
                  Claims;

         (e) to determine any Priority Tax Claims, Priority Non-Tax Claims, Administrative Claims or any other request for payment of Claims, including both fees and expenses, entitled to priority under section 507(a) of the Bankruptcy Code;

         (f) to resolve any dispute arising under or related to the implementation, execution, consummation or interpretation of the Plan and the making of Distributions hereunder;

         (g) to determine any and all motions related to the rejection, assumption or assignment of executory contracts or unexpired leases, or to determine any motion to reject an executory contract or unexpired lease pursuant to Article IX of the Plan;

         (h) to determine all applications, motions, adversary proceedings (including, without limitation, all Avoidance Actions), contested matters, actions, and any other litigated matters instituted in and prior to the closing of the Chapter 11 Cases, including any remands;

         (i)      to enter a Final Order closing the Chapter 11 Cases;

         (j) to modify the Plan under section 1127 of the Bankruptcy Code, remedy any defect, cure any omission, or reconcile any inconsistency in the Plan or the Confirmation Order so as to carry out its intent and purposes;

         (k) to issue such orders in aid of consummation of the Plan and the Confirmation Order notwithstanding any otherwise applicable non-bankruptcy law, with respect to any Person, to the full extent authorized by the Bankruptcy Code;

         (l) to enable the Reorganized Debtors or Disbursing Agent to prosecute any and all proceedings to set aside Liens or encumbrances and to recover any Transfers, assets, properties or damages to which the Debtors may be entitled under applicable provisions of the Bankruptcy Code or any other federal, state or local laws except as may be waived pursuant to the Plan;

         (m) to determine any tax liability pursuant to section 505 of the Bankruptcy Code;

         (n) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

         (o) to resolve any disputes concerning whether a Person had sufficient notice of the Chapter 11 Cases, the applicable Claims bar date, the hearing to consider approval of the Disclosure Statement or the Confirmation Hearing or for any other purpose;

         (p) to resolve any dispute or matter arising under or in connection with any order of the Bankruptcy Court entered in the Chapter 11 Cases;

         (q) to authorize sales of assets as necessary or desirable and resolve objections, if any, to such sales;

         (r)      to hear and resolve Litigation Claims;

         (s) to resolve any disputes concerning any release of a nondebtor hereunder or the injunction against acts, employment of process or actions against such nondebtor arising hereunder;

         (t) to approve, if necessary, any Distributions, or objections thereto, under the Plan;

         (u) to approve any Claims settlement entered into or offset exercised by the Disbursing Agent;

         (v) to resolve any dispute or matter arising under or in connection with the General Distribution Trust;

         (w) to oversee any dispute concerning improper or excessive draws under letters of credit issued for the account of the Debtors; and

         (x) to determine such other matters, and for such other purposes, as may be provided in the Confirmation Order or as may be authorized under provisions of the Bankruptcy Code.

         If the Bankruptcy Court abstains from exercising or declines to exercise jurisdiction, or is otherwise without jurisdiction over any matter arising out of the Chapter 11 Case, including the matters set forth in this
Article XI, this Article shall not prohibit or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter.

    11.2 AMENDMENTS.

         (a) PRECONFIRMATION AMENDMENT.

             Subject to Section 6.17 of the Plan, the Debtors, after consultation with the Creditors' Committee, may modify the Plan at any time prior to the entry of the Confirmation Order, provided that the Plan, as modified, and the Disclosure Statement pertaining thereto meet applicable Bankruptcy Code requirements.

         (b) POSTCONFIRMATION/PRECONSUMMATION AMENDMENT NOT REQUIRING RESOLICITATION.

             Subject to Section 6.17 of the Plan, after the entry of the Confirmation Order and before substantial consummation of the Plan, the Debtors, the Reorganized Debtors, or the Disbursing Agent, as appropriate, may modify the Plan, after consultation with the Creditors' Committee, to remedy any defect or omission or to reconcile any inconsistencies in the Plan or in the Confirmation Order, as may be necessary to carry out the purposes and effects of the Plan, provided that: (i) the Debtors, the Reorganized Debtors, or the Disbursing Agent obtain approval of the Bankruptcy Court for such modification, after notice and a hearing; and (ii) such modification shall not materially and adversely affect the interests, rights, treatment or Distributions of any Class of Allowed Claims or Interests under the Plan. Any waiver under Section 5.3 hereof shall not be considered to be a modification of the Plan.

         (c) POSTCONFIRMATION/PRECONSUMMATION AMENDMENT REQUIRING
             RESOLICITATION.

             Subject to Section 6.17 of the Plan, after the Confirmation Date and before substantial consummation of the Plan, the Debtors, the Reorganized Debtors, or the Disbursing Agent, as appropriate, after consultation with the Creditors' Committee, may modify the Plan in a way that materially or adversely affects the interests, rights, treatment, or Distributions of a Class of Claims or Interests, provided that: (i) the Plan, as modified, meets applicable Bankruptcy Code requirements; (ii) the Debtors obtain Bankruptcy Court approval for such modification, after notice and a hearing; (iii) the Plan as modified complies with the Bankruptcy Code and Bankruptcy Rules; and (iv) the Debtors comply with section 1125 of the Bankruptcy Code with respect to the Plan as modified.

    11.3 SEVERABILITY OF PLAN PROVISIONS.

         If, prior to the Confirmation Date, any term or provision of the Plan is determined by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court will have the power to alter and interpret such term or provision and make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision will then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order will constitute a judicial determination and will provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

    11.4 SUCCESSORS AND ASSIGNS.

         The rights, benefits and obligations of any Person named or referred to in the Plan shall be binding on, and shall inure to the benefit of, the heirs, executors, administrators, successors and/or assigns of such Person.

    11.5 EFFECTUATING DOCUMENTS AND FURTHER TRANSACTIONS.

         Each Debtor, each Reorganized Debtor, and the Disbursing Agent shall be authorized to execute, deliver, file, or record such documents, contracts, instruments, releases, and other agreements and take such other actions as may be reasonably necessary to effectuate and further evidence the terms and conditions of the Plan.

    11.6 PLAN SUPPLEMENT.

         Subject to Section 6.17 of this Plan, the Plan Supplement comprised of, among other things, the forms of the documents related to the Amended Certificate of Incorporation and Bylaws, the Distribution Trust Agreement, the Disbursing Agent agreement, if applicable, the Executory Contract Schedule and the Exit Facility documents, to the extent not filed simultaneously with the Plan and Disclosure Statement shall be filed with the Bankruptcy Court at least five (5) Business Days prior to the commencement of the Confirmation Hearing. Upon its filing, the Plan Supplement may be inspected in the offices of the Clerk of the Bankruptcy Court during normal business hours. A copy of the Plan Supplement shall be mailed to the Creditors' Committee, and any Holder of a Claim or Interest that makes a written request for such Plan Supplement to the Debtors. The documents contained in the Plan Supplement shall be approved by the Bankruptcy Court pursuant to the Confirmation Order.

    11.7 CONFIRMATION ORDER AND PLAN CONTROL.

         To the extent the Confirmation Order and/or this Plan is inconsistent with the Disclosure Statement, any other agreement entered into between or among any Debtors, or any of them and any third party, the Plan controls the Disclosure Statement and any such agreements, and the Confirmation Order controls the Plan.

    11.8 PAYMENT OF STATUTORY FEES.

         All fees payable pursuant to section 1930 of title 28 of the United States Code as Administrative Fees under the Plan, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid in Cash on the Effective Date, or as soon as reasonably practicable thereafter, and neither the Debtors, their Estates, the Reorganized Debtors, the Disbursing Agent, nor the Creditors' Committee shall thereafter be liable for the payment of additional fees under section 1930 of title 28 of the United States Code other than with respect to Oakwood's Chapter 11 Case.

    11.9 WITHDRAWAL OF PLAN.

         The Debtors reserve the right, in the exercise of their reasonable discretion, to revoke and withdraw or to modify the Plan at any time prior to the Confirmation Date or, if the Debtors are for any reason unable to consummate the Plan after the Confirmation Date, at any time up to the Effective Date. If the Debtors revoke or withdraw the Plan, (a) nothing contained in the Plan shall be deemed to constitute a waiver or release of any claims by or against the Debtors or the Creditors' Committee or to prejudice in any manner the rights of the Debtors, the Creditors' Committee or any Person in any further proceeding involving the Debtors or the Creditors' Committee and (b) the result shall be the same as if the Confirmation Order were not entered, the Plan was not filed and the Effective Date did not occur.

   11.10 PAYMENT DATES.

         Whenever any payment to be made under the Plan is due on a day other than a Business Day, such payment will instead be made, without interest, on the next Business Day or as soon thereafter as practicable.

   11.11 NOTICES.

         Any notice, request or demand given or made under this Plan or under the Bankruptcy Code or the Bankruptcy Rules to any of the Debtors shall be in writing and shall be hand delivered or sent by a reputable overnight courier service, and shall be deemed given when received at the following addresses whether hand delivered or sent by overnight courier service:

MORRIS, NICHOLS, ARSHT & TUNNELL                 MCCARTER & ENGLISH, LLP
  Robert J. Dehney                                 William F. Taylor, Jr., Esq.
  Derek C. Abbott                                  919 Market Street, Suite 1800
  Daniel B. Butz                                   Wilmington, DE  19801
  1201 North Market Street                         (302) 984-6300
  P.O. Box 1347
  Wilmington, Delaware 19899-1347
  (302) 658-9200

           - and -                                 -and-

RAYBURN COOPER & DURHAM, P.A.                    KING & SPALDING LLP
  C. Richard Rayburn, Jr.                          Robert J. Stark
  Albert F. Durham                                 1185 Avenue of the Americas
  Patricia B. Edmondson                            New York, New York 10036
  1200 Carillon, 227 West Trade Street             (212) 556-2100
  Charlotte, North Carolina 28202-1675
  (704) 334-0891



         Notwithstanding anything to the contrary provided herein, all notices concerning this Plan shall be served upon the entities prescribed and in the manner prescribed under the Bankruptcy Code and the Bankruptcy Rules.

   11.12 NO ADMISSIONS.

         Notwithstanding anything herein to the contrary, nothing contained in the Plan shall be deemed as an admission by the Debtors with respect to any matter set forth herein including, without limitation, liability on any Claim or the propriety of any Claims classification.

                                  ARTICLE XII.

                              CONFIRMATION REQUEST

         The Debtors request confirmation of the Plan under Section 1129(b) of the Bankruptcy Code.

Dated: September 9, 2003

                                        NEW DIMENSION HOMES, INC.


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Vice President


                                        DREAM STREET COMPANY, LLC


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Vice President


                                        OAKWOOD SHARED SERVICES, LLC


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Vice President


                                        HBOS MANUFACTURING, LP

                                        By: Oakwood Mobile Homes, Inc., General
                                            Partner


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Vice President

                                        OAKWOOD MHD4, LLC


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Vice President


                                        OAKWOOD ACCEPTANCE CORPORATION, LLC


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Vice President


                                        OAKWOOD HOMES CORPORATION


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Executive Vice President


                                        OAKWOOD MOBILE HOMES, INC.


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Vice President


                                        SUBURBAN HOME SALES, INC.


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Vice President

                                        FSI FINANCIAL SERVICES, INC.


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Vice President


                                        HOME SERVICE CONTRACT, INC.


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Vice President


                                        TRI-STATE INSURANCE AGENCY, INC.


                                          By: /s/ Robert A. Smith
                                              ----------------------------------
                                              Name:  Robert A. Smith
                                              Title: Vice President


                                        GOLDEN WEST LEASING, LLC


                                          By: /s/ Randelle R. Smith
                                              ----------------------------------
                                              Name:  Randelle R. Smith
                                              Title: Vice President


                                        CREST CAPITAL, LLC


                                          By: /s/ Randelle R. Smith
                                              ----------------------------------
                                              Name:  Randelle R. Smith
                                              Title: Vice President

                                        PREFERRED HOUSING SERVICES, LP


                                        By: Oakwood Mobile Homes, Inc.,
                                            General Partner

                                        By: /s/ Robert A. Smith
                                            ------------------------------------
                                            Name:  Robert A. Smith
                                            Title: Vice President



                                                  -and-


                                        MORRIS, NICHOLS, ARSHT & TUNNELL


                                        /s/ Daniel B. Butz
                                        ----------------------------------------
                                        Robert J. Dehney (No. 3578)
                                        Derek C. Abbott (No. 3376)
                                        Daniel B. Butz (No. 4227)
                                        1201 North Market Street
                                        P.O. Box 1347
                                        Wilmington, Delaware 19899-1347
                                        (302) 658-9200

                                                 - and -

                                        RAYBURN COOPER & DURHAM, P.A.
                                        C. Richard Rayburn, Jr.
                                        Albert F. Durham
                                        Patricia B. Edmondson
                                        1200 Carillon, 227 West Trade Street
                                        Charlotte, North Carolina 28202-1675
                                        (704) 334-0891